Exhibit 10.9

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as [*].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL SETTLEMENT AND PATENT LICENSE AGREEMENT

This Confidential Settlement and Patent License Agreement (“Agreement”), effective as of April 29, 2011 (“Effective Date”), is made by and between TiVo Inc. (“TiVo”) on the one hand, and DISH Network Corporation (“DISH”) and EchoStar Corporation (“EchoStar”) on the other hand (DISH and EchoStar, together, the “EchoStar Parties”).  TiVo, DISH, and EchoStar are each referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties have been involved in litigation concerning, among other things, the alleged infringement by DISH, EchoStar, and certain of their respective Subsidiaries of United States Patent No. 6,233,389, and the alleged infringement by TiVo and Humax USA, Inc. (“Humax”) of United States Patent Nos. 5,774,186, 6,529,685, 6,208,804, and 6,173,112, such claims being considered in TiVo Inc. v. EchoStar Comm. Corp., Case No. 2-04cv01 DF, United States District Court for the Eastern District of Texas, DISH Network Corp. v. TiVo Inc., Case No. 2-09cv0171 DF, United States District Court for the Eastern District of Texas, and EchoStar Tech. Corp. v. TiVo Inc., Case No. 5-05cv081 DF, United States District Court for the Eastern District of Texas, and in appeals therefrom (collectively, the “Pending Litigations”); and

WHEREAS, the Parties wishing to avoid the expense of further litigation, have agreed, among other things, to settle such Pending Litigations and enter into a [*] with respect to certain potential patent litigation pursuant to the terms set forth below without any Party making any admission of any liability, and, as part of the settlement, TiVo has agreed, among other things, to grant DISH and EchoStar certain releases and certain licenses with respect to certain patents, and DISH and EchoStar have agreed, among other things, to grant TiVo certain releases and certain licenses with respect to certain patents and to make certain payments to TiVo as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and other terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

Section 1.  DEFINITIONS AND CONSTRUCTION

In this Agreement, capitalized terms shall have the meanings set forth below or otherwise ascribed herein:

1.1.     “Additional Subscriber” means any Person who becomes a DVR Subscriber to any DISH Network Services within [*] after being a customer of another MVPD Service involved in a Subscriber Acquisition Transaction, provided such DVR Subscriber is a subscriber of such

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

MVPD Service at the time such Subscriber Acquisition Transaction closes and except for any subscriber of such MVPD Service who at the time of closing (i) is already a DVR Subscriber to the DISH Network Service; (ii) has a TiVo-Licensed DVR; or (iii) has a [*]-Branded Product that is a DVR from EchoStar or a [*]-Branded Product that is a DVR from EchoStar (each, a “Specified DVR”).  If the MVPD or MVPD Service (or portion thereof) (other than [*], [*], the [*] Service or [*] Service) becomes owned or controlled by DISH or any of its Affiliates as a result of a Subscriber Acquisition Transaction (“Acquired MVPD Service”), then all subscribers on the Acquired MVPD Service who are or become DVR Subscribers on the Acquired MVPD Service within [*] after the closing will be considered Additional Subscribers, except for any subscriber of the Acquired MVPD Service who at the time of closing (i) is already a DVR Subscriber to the DISH Network Service; (ii) is a DVR Subscriber to the Acquired MVPD Service with a Specified DVR and continues as a DVR Subscriber using the Specified DVR; or (iii) has a TiVo-Licensed DVR.

1.2.     “Affiliate” means, with respect to a given Person (the “Subject Person”), any other Person that now or hereafter controls, is under the control of, or is under common control with the Subject Person, where control means direct or indirect ownership or control of more than fifty percent (50%) of the Voting Power of another Person.  A Person will be deemed to be an Affiliate of the Subject Person under this Agreement only so long as such control exists.

1.3.     “Agreement” has the meaning given to it in the preamble of this Agreement.

1.4.     “Assert” means the filing of any legal or equitable action, litigation, arbitration, or administrative proceeding of any form claiming that any activity of a Person violates any exclusive right of the owner or exclusive licensee of any Patent, including any claim of direct or contributory infringement or inducement of infringement.

1.5.     “[*]” means [*] and its Subsidiaries.

1.6.     “[*]-Branded Products” means any and all past, present, and future finished end user products (including software subject to the limitations set forth in Section 3.1(b)(iii) below) and services of [*] and its Subsidiaries, in each case, which (i) falls within the scope of any of the TiVo Patents, (ii) is directly or indirectly sold, leased or otherwise transferred or provided under and bears a brand owned or controlled by [*] or any of its Subsidiaries for the respective product or service ([*] Service and whether or not co-branded with the brand of a Third Party who is not an MVPD (other than DISH or a Telco Reseller), but not as an ingredient brand), including through [*]’s Commercial Partners but excluding any MVPD (other than DISH, [*] or a Telco Reseller), (iii) is used to provide the [*] Service to [*] Subscribers (but may also include other functionality or content, excluding other MVPD Services), (iv) includes DVR Technology, and (v) does not include or support Conditional Access for any MVPD Service other than DISH Network Services, the [*] Service or [*] Service or any other MVPD Service that uses [*] Conditional Access, except to the extent that such Conditional Access is required to be included in the respective product or service under applicable law.

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.7.     “[*] Service” means the [*] TV direct-to-home multichannel broadcast satellite subscription television service (as the same service may be known under any other name in the future) that [*], directly or through its Subsidiaries, makes available to end users in [*] under a brand owned or controlled by [*], DISH, or any of their respective Subsidiaries for the respective service (whether or not co-branded with the brand of a Third Party who is not an MVPD (other than DISH or a Telco Reseller), but not as an ingredient brand), without any direct or indirect participation of or branding associated with any other MVPD Service (other than the DISH Network Services) and for which [*] or its Subsidiaries receive recurring or one-time payments, and the same [*].  The “[*] Service” does not include any other MVPD Services (other than DISH Network Services) and specifically excludes any services to customers outside of [*].

1.8.     “[*] Subscriber” means an end user of the [*] Service in [*].

1.9.     “Change of Control” of a Person (“Subject Entity”) means any of the following:  (i) any merger, reorganization, share exchange, consolidation, business combination or other transaction or series of related transactions in which the current holders of Voting Power of the Subject Entity immediately prior to such transaction or series of related transactions will not hold more than fifty (50%) of the Voting Power of the surviving Person immediately after such transaction or series of transactions; (ii) any sale, lease, transfer or other disposition of all or substantially all of the Subject Entity’s assets where the current holders of Voting Power of the Subject Entity immediately prior to such transaction or series of related transactions will not hold more than fifty (50%) of the Voting Power of the acquiring Person immediately after such transaction or series of transactions; or (iii) any Person or “group” (as such term is used in Rule 13d-5 under the United States Securities Exchange Act of 1934) who does not hold more than 50% of the total Voting Power of the Subject Entity as of the Effective Date is or becomes, or has the right to become, the beneficial owner, directly or indirectly, of more than 50% of the total Voting Power of the Subject Entity.

1.10.   “Commercial Partners” means, with respect to a Person, such Person’s direct and indirect suppliers, manufacturers, contractors, installers, distributors, resellers, retailers, licensees, sales representatives, customers, subscribers, and end users.

1.11.   “Conditional Access” means any mechanism or capability (whether existing as of the Effective Date or hereafter developed) for authorizing, controlling or otherwise conditioning access to any MVPD Service.

1.12.   “Corrective Actions” has the meaning set forth in Section 2.4.

1.13.   “Current Subsidiary” means any Person that is a Subsidiary of a Party as of the Effective Date.

1.14.   “DISH” has the meaning given to it in the preamble of this Agreement.

1.15.   “DISH-Branded Products” means any and all past, present, and future finished end user products (including software subject to the limitations set forth in Section 3.1(a)(iv) below)

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

and services of DISH and its Subsidiaries, in each case, which (i) falls within the scope of any of the TiVo Patents, (ii) is directly or indirectly sold, leased or otherwise transferred or provided under and bears a brand owned or controlled by DISH or any of its Subsidiaries for the respective product or service (whether or not co-branded with the brand of a Third Party who is not an MVPD (other than [*], [*], or a Telco Reseller), but not as an ingredient brand), including through DISH’s Commercial Partners but excluding any MVPD (other than a Telco Reseller), (iii) is intended to be used to access DISH Network Services by DISH Subscribers (but may also include other functionality or content, excluding other MVPD Services other than [*] Services or [*] Services), (iv) includes DVR Technology, and (v) does not include or support Conditional Access for any MVPD Service other than DISH Network Services, the [*] Service or [*] Service or any other MVPD Service that uses [*] Conditional Access, except to the extent that such Conditional Access is required to be included in the respective product or service under applicable law.

1.16.   “[*].

1.17.   “[*].

1.18.   “[*].

1.19.   “[*].

1.20.   “DISH Network Services” means any and all Distribution Services that DISH, directly or through its Subsidiaries, makes available to end users in the United States, [*] or [*] under a brand owned or controlled by DISH or any of its Subsidiaries for the respective Distribution Service (whether or not co-branded with the brand of a Third Party who is not an MVPD (other than [*] or [*] or a Telco Reseller), but not as an ingredient brand) without any direct or indirect participation of or branding associated with any other MVPD Service (other the [*] Service or [*] Service), and for which DISH or its Subsidiaries expects to receive an ongoing revenue stream, including its approximately [*] satellite television customers across the United States as of December 31, 2010; provided, however, that DISH Network Services shall exclude all MVPD Services (other than the [*] Service or [*] Service) acquired or operated by DISH or any of its Subsidiaries as a result of any Subscriber Acquisition Transaction, except to the extent that DISH pays the additional amounts set forth in Section 5.3 for all Excluded New Subscribers with respect to such [*]. The “DISH Network Services” do not include any other MVPD Services (other than the [*] Service, [*] Service and as described above with respect to certain Subscriber Acquisition Transactions) and specifically exclude any services to customers outside of the United States, [*] and [*].

1.21.   “DISH Subscriber” means an end user of DISH Network Services in the United States, [*] or [*].

1.22.   “Dismissal Motions” has the meaning given to it in Section 2.4(a).

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.23.   “Distribution Service” means any service made available as of the Effective Date or at any time hereafter, for which consumers must make recurring or one-time payments, whether based on any technology existing as of the Effective Date or hereafter developed, involving transmission, broadcast, distribution, presentation, or other provision or authorization of access to content of any kind, including video, audio, data, games, communications, programming services, and the like, in any manner or by any means.  By way of example, but not limitation, Distribution Services [*].

1.24.   “DVR” means a finished end user product that enables an end user of Distribution Services to record content digitally to a storage medium (e.g., a hard disk drive) and schedule, manage, and otherwise control such recording and the play back of recorded content.

1.25.   “DVR Subscriber” means any subscriber to a Distribution Service having [*] DVR for use with that Distribution Service.

1.26.   “DVR Technology” means hardware, software and other technology that enables an end user of Distribution Services to record content digitally to a storage medium (e.g., a hard disk drive) and schedule, manage, and otherwise control such recording and the play back of recorded content.

1.27.   “EchoStar” has the meaning given to it in the preamble of this Agreement.

1.28.   “EchoStar Licensed Products” means any and all past, present, and future products (including software) and services of EchoStar and its Subsidiaries, in each case, which are either (i) DISH-Branded Products sold only to DISH or its Subsidiaries that do not include or support Conditional Access for any MVPD Service other than the DISH Network Services, the [*] Service, the [*] Service or any other MVPD Service that uses [*] Conditional Access, except to the extent required under applicable law; or (ii) [*]-Branded Products sold only to [*] or its Subsidiaries that do not include or support Conditional Access for any MVPD Service other than the [*] Service, the DISH Network Service, the [*] Service or any other MVPD Service that uses [*] Conditional Access, except to the extent required under applicable law; or (iii) [*]-Branded Products sold only to [*] or its Subsidiaries that do not include or support Conditional Access for any MVPD Service other than the [*] Service, the DISH Network Service, the [*] Service or any other MVPD Service that uses [*]-based Conditional Access, except to the extent required under applicable law.

1.29.   “EchoStar Patents” means: (a) U.S. Patent Nos. 6,208,804, 6,529,685, 5,721,878, 5,721,815, and 5,751,883 (collectively, the “Ottesen Patents”); (b) any continuations, continuations in part, divisionals, reissues, reexamined Patents, or the like of any Ottesen Patents and any other Patents or Patent applications that claim priority directly or indirectly from any Ottesen Patent or any Patent application from which any Ottesen Patent issued; and (c) any foreign counterpart Patents or Patent applications of any of the foregoing, including foreign Patents or Patent applications that claim priority directly or indirectly from any Patent or Patent application within (a) or (b).

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.30.   “EchoStar Parties” has the meaning given to it in the preamble of this Agreement.

1.31.   “Effective Date” has the meaning given to it in the preamble of this Agreement.

1.32.   “Excluded New Subscribers” means the total, cumulative number of Additional Subscribers during the term of this Agreement in excess of the initial [*] Additional Subscribers added during the term of this Agreement.

1.33.   “Existing Supply Agreement” means a supply agreement with a Specified Customer (other than [*], [*] and their Affiliates) for [*] supplied by EchoStar or its Subsidiaries to the Specified Customer (other than [*], [*] and their Affiliates) for use outside of the United States as entered into prior to and as existing as of the Effective Date (but not any signed written amendment, renewal or extension of such agreements).

1.34.   “Existing TiVo Agreement” means an agreement with a Commercial Partner for TiVo Licensed Products supplied or licensed by TiVo or its Subsidiaries to the Commercial Partner as entered into prior to and as existing as of the Effective Date (but not any signed written amendment, renewal or extension of such agreements).

1.35.   “Fee” has the meaning given to it in Section 5.1.

1.36.   “Former Subsidiary” means any Person that was a Subsidiary of a Party or its predecessor prior to the Effective Date but is not a Current Subsidiary.

1.37.   “Future Subsidiary” means any Person that becomes a Subsidiary of a Party after the Effective Date.

1.38.   “Humax” has the meaning given to it in the first recital of this Agreement.

1.39.   “In Band Tag” means command and control information that is, or is intended to be, transmitted with video and/or audio content.

1.40.   “In Band Tagging Advertising Technology” means (i) the creation of an In Band Tag; (ii) the insertion of an In Band Tag with or into video and/or audio content; (iii) the identification, execution, and/or interpretation of an In Band Tag; and (iv) actions taken upon receipt of an In Band Tag in connection with advertising, including identifying the beginning and/or end of a commercial or program segment, replacing or skipping a commercial or program segment and displaying interactive advertising.

1.41.   “Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

1.42.   “MVPD” or “Multichannel Video Programming Distributor” means any telco (including AT&T and Verizon), cable operator, multichannel multipoint distribution service provider, direct broadcast satellite service provider, or television receive-only satellite program distributor, who makes available for purchase, by subscribers or customers, multiple channels of video programming, including any Affiliates who participate in providing such services.

1.43.   “MVPD Service” means any satellite television service and any cable television service [*].

1.44.   “Original Software” means software relating to DVR functionality substantially in the form installed in the Infringing Products (as that term is defined in the Amended Final Judgment and Permanent Injunction filed September 8, 2006 in the Pending Litigations) as of September 8, 2006.

1.45.   “Patent Challenge” means any legal or equitable action, litigation, arbitration, opposition, reexamination, entitlement proceeding, revocation, action for annulment, action for cancellation or other legal or administrative proceeding anywhere in the world that challenges the validity or enforceability of any of the EchoStar Patents or TiVo Patents.

1.46.   “Patents” means all classes or types of patents other than design patents (including originals, divisions, continuations, continuations-in-part, extensions, reissues or counterparts), all applications (including provisional applications) for these classes or types of patents throughout the world, and any patent rights to inventions for which any of the foregoing may be filed or granted anywhere in the world.

1.47.   “Pending Litigations” has the meaning given to it in the first recital of this Agreement.

1.48.   “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

1.49.   “Press Release” has the meaning given to it in Section 8.1.

1.50.   “Proposed Orders” has the meaning given to it in Section 2.4(a).

1.51.   “Subscriber Acquisition Transaction” means any agreement, arrangement or other transaction or series of related transactions in which either (i) all or substantially all of the business or assets relating to the DISH Network Services are sold or otherwise transferred to a

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Third Party, whether by assignment, operation of law or otherwise; (ii) DISH undergoes a Change of Control; (iii) DISH or its Affiliate acquires all or substantially all of the business or assets of an MVPD other than [*] or [*], whether by assignment, operation of law or otherwise; (iv) DISH or its Affiliate acquires directly or indirectly, more than fifty (50%) of the Voting Power of any MVPD other than [*] or [*]; (v) DISH or its Affiliate becomes the operator of (or has operated on its behalf) any MVPD Service other than the [*] Service or the [*] Service; or (vi) DISH or its Affiliate participates in the transfer or transition of customers or subscribers from an MVPD Service (other than the [*] Service or [*] Service) to the DISH Network Services after the occurrence of any of (i)-(v) above or in connection with any other agreement or arrangement with any MVPD (other than [*] or [*]), including any termination or winding down of an MVPD Service (other than the [*] Service or [*] Service).

1.52.   “Subsidiary” means, as to any Person (“Subject Person”), any other Person that is now or hereafter controlled by the Subject Person, where control means direct or indirect ownership or control of more than fifty percent (50%) of the Voting Power of another Person.  A Person shall be a Subsidiary of the Subject Person only during such time as such control exists.

1.53.   “Taxes” means all applicable sales, use, withholding, excise, value added, and similar taxes, and duties, surcharges, and other charges levied by any governmental authority in connection with the Fees paid or payable under this Agreement.

1.54.   “Telco Reseller” means a telco who resells or solicits orders for the DISH Network Services, the [*] Service or the [*] Service, but not in connection with any other [*].

1.55.   “Third Party” means any Person other than TiVo, DISH, EchoStar, or any of their respective Subsidiaries as of the pertinent time.

1.56.   “TiVo” has the meaning given to it in the preamble of this Agreement.

1.57.   “TiVo Excluded Patent Claims” means: (a) claims 9, 10, 12, 23, 24, 26, 37, 38 and 40 of U.S. Patent No. 7,889,964 (the “’964 Patent”) and (b) any claims of any Patents that have not yet issued as of the Effective Date from Patent applications that are direct or indirect continuations or continuations-in-part of the ’964 Patent where such claims are solely directed at In Band Tagging Advertising Technology, and such claims are not entitled to claim priority to U.S. Patent No. 6,233,389.

1.58.   “TiVo-Licensed DVR” means a TiVo-branded DVR distributed by an MVPD under license from TiVo to the MVPD for the TiVo Patents, or a standalone retail TiVo-branded DVR.

1.59.   “TiVo Licensed Products” means any and all past, present, and future products (including software) and services of TiVo and its Subsidiaries, in each case, which (i) fall within the scope of any of the claims of the EchoStar Patents, (ii) is directly or indirectly sold, leased or otherwise transferred or provided under a brand owned or controlled by TiVo or any of its Subsidiaries for the respective product or service (whether or not co-branded with the brands of a Third Party or used as an ingredient brand), including through Commercial Partners of TiVo, and

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(iii) includes DVR Technology.  Software licensed by TiVo or its Subsidiaries to Commercial Partners will only be considered a TiVo Licensed Product where such software is developed by TiVo or its Subsidiary and incorporated and reproduced by the Commercial Partner in substantially unmodified form (for example, where the software is provided in object code form) to deploy products and services under a TiVo brand (including co-branding or ingredient branding).  By way of example and not of limitation, this includes technology provided by TiVo to DIRECTV and Comcast with respect to software provided in object code form for replication and incorporation without modification in co-branded products and services, but will not extend to technology not provided by TiVo or its Subsidiary or to software provided in source code form for modification by DIRECTV or Comcast to develop their own modified products.

1.60.   “TiVo Patents” means: (a) U.S. Patent No. 6,233,389 (the “’389 Patent”), (b) any continuations, continuations in part, divisionals, reissues, reexamined Patents, or the like of the ‘389 Patent and any other Patents or Patent applications that claim priority directly or indirectly from the ’389 Patent or the patent application from which the ’389 Patent issued (excluding in each case any TiVo Excluded Patent Claims); and (c) any foreign counterpart Patents or Patent applications of any of the foregoing (excluding in each case any TiVo Excluded Patent Claims), including foreign Patents or Patent applications that claim priority directly or indirectly from any Patent or Patent application within (a) or (b).

1.61.   “Unlicensed EchoStar DVRs” means any and all past, present, and future products (including software) of EchoStar and its Subsidiaries, in each case, which (i) falls within the scope of any of the TiVo Patents, (ii) includes DVR Technology, and (iii) is not an EchoStar Licensed Product sold to DISH, [*] or [*] under the license set forth in Section 3.1(b) or an EchoStar product sold prior to the Effective Date.

1.62.   “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of a Person (whether through direct or indirect beneficial ownership of shares or securities of such Person or otherwise).

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.63.   Construction of Agreement.  Unless context otherwise clearly requires, whenever used in this Agreement:  (i) the words “include” or “including” shall be construed as incorporating also “but not limited to” or “without limitation”; (ii) the word “day” or “month” means a calendar day or calendar month unless otherwise specified; (iii) the words “notice” and “requests” mean notice or request in writing (whether or not specifically stated) and shall include notices, consents, approvals, and other legally operative communications contemplated under this Agreement; (iv) the words “hereof,” “herein,” “hereby,” and derivative or similar words refer to this Agreement; (v) provisions that require that a Party or the Parties to “agree,” “consent,” or “approve,” or the like shall require that such agreement, consent, or approval be specific and in writing, whether by written agreement, letter, or otherwise; (vi) “and/or” shall be defined to be inclusive and not exclusive and “A, B and/or C” shall mean any and all of A; B; C; A and B; A and C; B and C; and A, B and C; (vii) words of any gender include the other gender; and (viii) references to any specific article, section, or other division thereof shall be deemed to include the then-current amendments thereto.

Section 2.  RELEASES AND SETTLEMENT

2.1.     TiVo Limited Release.  Effective upon receipt by TiVo of the Initial Payment described in Section 5.1 below, TiVo, on behalf of itself and its Current Subsidiaries and their respective successors and assigns, hereby irrevocably releases and forever discharges:

(a)   DISH, EchoStar, and each of their respective Current Subsidiaries and their respective agents, representatives, officers, employees, directors, shareholders, attorneys, advisors, insurers, successors and assigns of any of the foregoing of and from any and all claims, counterclaims, demands, actions, causes of action, damages, liabilities, losses, payments, obligations, costs, and expenses (including attorneys’ fees and costs) of any kind or nature, past or present, fixed or contingent, direct or indirect, in law or equity, several or otherwise, known or unknown, suspected or unsuspected, asserted or unasserted, that arise from or relate to infringement (whether direct, indirect, by inducement or otherwise) of the TiVo Patents by DISH, EchoStar or any of their respective Current Subsidiaries prior to the Effective Date, including all claims that arise from or are related to the Pending Litigations;

(b)   Any and all direct and indirect distributors, resellers, sales representatives, retailers, installers, subscribers, end users, and customers of DISH, EchoStar (including [*] and [*]), [*] and [*] and each of their respective Current Subsidiaries of and from any and all claims, counterclaims, demands, actions, causes of action, damages, liabilities, losses, payments, obligations, costs and expenses (including attorneys’ fees and costs) of any kind or nature, past or present, fixed or contingent, direct or indirect, in law or equity, several or otherwise, known or unknown, suspected or unsuspected, asserted or unasserted, that arise from or relate to infringement (whether direct, indirect, by inducement or otherwise) of the TiVo Patents prior to the Effective Date by the making, having made, use, sale, offer for sale, import or other disposition of any and all products and/or services that are branded or co-branded with one or more of the brands of EchoStar, DISH, [*] (only for products from EchoStar or its Subsidiary and [*] (only for products from EchoStar or its Subsidiary) prior to the Effective Date, excluding

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

only claims of infringement of the TiVo Patents arising from any and all products and/or services used, sold, leased or otherwise commercially exploited by any of the [*]; and

(c)          Any and all direct and indirect suppliers, manufacturers, and contractors of DISH, EchoStar, and each of their respective Current Subsidiaries of and from any and all claims, counterclaims, demands, actions, causes of action, damages, liabilities, losses, payments, obligations, costs and expenses (including attorneys’ fees and costs) of any kind or nature, past or present, fixed or contingent, direct or indirect, in law or equity, several or otherwise, known or unknown, suspected or unsuspected, asserted or unasserted, that arise from or relate to infringement (whether direct, indirect, by inducement or otherwise) of the TiVo Patents prior to the Effective Date by the making, having made, use, sale, offer for sale, import or other disposition of products and/or services provided for or to DISH, EchoStar or any of their Current Subsidiaries prior to the Effective Date.

For the avoidance of doubt, no release or discharge is provided under this Section 2.1 with respect to any claim of infringement of any Patent that is not a TiVo Patent.

2.2.                DISH and EchoStar Limited Release.  Effective upon receipt by TiVo of the Initial Payment described in Section 5.1 below, DISH and EchoStar, on behalf of themselves and their Current Subsidiaries and their respective successors and assigns, hereby irrevocably release and forever discharge:

(a)         TiVo, Humax and each of their respective Current Subsidiaries and their respective agents, representatives, officers, employees, directors, shareholders, attorneys, advisors, insurers, successors and assigns of any of the foregoing of and from any and all claims, counterclaims, demands, actions, causes of action, damages, liabilities, losses, payments, obligations, costs, and expenses (including attorneys’ fees and costs) of any kind or nature, past or present, fixed or contingent, direct or indirect, in law or equity, several or otherwise, known or unknown, suspected or unsuspected, asserted or unasserted, that arise from or relate to infringement (whether direct, indirect, by inducement or otherwise) of the EchoStar Patents by TiVo, Humax and each of their respective Current Subsidiaries prior to the Effective Date, including all claims that arise from or relate to the Pending Litigations;

(b)         Any and all direct and indirect distributors, resellers, sales representatives, retailers, installers, subscribers, end users, and customers of TiVo or Humax and each of their respective Current Subsidiaries of and from any and all claims, counterclaims, demands, actions, causes of action, damages, liabilities, losses, payments, obligations, costs and expenses (including attorneys’ fees and costs) of any kind or nature, past or present, fixed or contingent, direct or indirect, in law or equity, several or otherwise, known or unknown, suspected or unsuspected, asserted or unasserted, that arise from or relate to infringement (whether direct, indirect, by inducement or otherwise) of the EchoStar Patents prior to the Effective Date by the making, having made, use, sale, offer for sale, import or other disposition of any and all products and/or services that are branded or co-branded with the brand of TiVo prior to the Effective Date; and

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(c)          Any and all direct and indirect suppliers, manufacturers, and contractors of TiVo, Humax and each of their Current Subsidiaries of and from any and all claims, counterclaims, demands, actions, causes of action, damages, liabilities, losses, payments, obligations, costs and expenses (including attorneys’ fees and costs) of any kind or nature, past or present, fixed or contingent, direct or indirect, in law or equity, several or otherwise, known or unknown, suspected or unsuspected, asserted or unasserted, that arise from or relate to infringement (whether direct, indirect, by inducement or otherwise) of the EchoStar Patents prior to the Effective Date by the making, having made, use, sale, offer for sale, import or other disposition of products and/or services provided for or to TiVo, Humax or any of their respective Current Subsidiaries prior to the Effective Date.

For the avoidance of doubt, no release or discharge is provided under this Section 2.2 with respect to any claim of infringement of any Patent that is not an EchoStar Patent.

2.3.                Waiver of Cal. Civ. Code Sec. 1542.         Effective upon receipt by TiVo of the Initial Payment described in Section 5.1 below, each Party, on behalf of itself and its Current Subsidiaries, hereby irrevocably and forever waives all rights it and they may have arising under California Civil Code Section 1542 (or any analogous requirement of law) with respect to the foregoing releases.  Each Party, on behalf of itself and its Current Subsidiaries, understands that Section 1542 provides that:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Each Party, on behalf of itself and its Current Subsidiaries, acknowledges that it has been fully informed by its counsel concerning the effect and import of this Agreement under California Civil Code Section 1542 and other requirements of law.

2.4.                      Dismissal of Pending Litigations.

(a)         Motions and Proposed Orders.  Concurrently with receipt by TiVo of the Initial Payment described in Section 5.1 below, the Parties shall cause to be completed, executed and delivered to the other Party the applicable joint motions (“Dismissal Motions”) requesting that (i) the Pending Litigations be dismissed with prejudice, (ii) all orders and judgments that award the recovery of money (including sanctions, damages and interest) be modified to reflect full payment and satisfaction pursuant this Agreement, and (iii) all injunctions that permanently restrain, enjoin or compel any action by the EchoStar Parties or their Subsidiaries be dissolved and Appeal Bond No. 08956031 released (“Proposed Orders”), in each case in the forms attached hereto as Exhibits A through H and will cause their respective counsel to file the Dismissal Motions and Proposed Orders within two (2) court days after the Effective Date.  The Parties hereby acknowledge the possibility that the Federal Circuit Court of Appeals may act upon the motion to dismiss EchoStar’s pending appeal after the U.S. District Court for the Eastern District of Texas acts upon various motions to dismiss the cases pending therein.  In such event, each Party hereby waives any objection to the validity, enforceability, or impact on it or any other entity of the dismissals filed in the U.S. District Court arising from such circumstance.  Further, in the event of such circumstance, the Parties shall engage in the process described in Section

2.4(b) below.  The Parties shall proceed with any and all additional procedures needed to dismiss with prejudice the Pending Litigations, dissolve all such injunctions and release such bond.

(b)         Corrective Actions. If the Proposed Orders are not entered in substantially unmodified form and/or if Appeal Bond No. 08956031 is not promptly and fully released and the security thereunder returned to EchoStar, the Parties will cooperate and take such other actions as are necessary to permit each Party to realize the material benefits originally intended under this Section 2.4 (including a covenant by TiVo not to enforce any injunction that permanently restrains, enjoins or compels any action by the EchoStar Parties or their Subsidiaries arising from the Pending Litigation) without incurring material additional obligations or liabilities (the “Corrective Actions”).  The Parties shall have thirty (30) days from entry of orders (unless in substantially unmodified form), or thirty-five (35) days from submission if such orders have not been entered, to take Corrective Actions.  If the Parties do not agree upon the Corrective Actions to be taken within such thirty (30) day period, then either TiVo or the EchoStar Parties may submit the dispute to expedited binding baseball arbitration pursuant to Section 10 for resolution within thirty (30) days thereafter, where the arbitrator would be limited to selecting TiVo’s or the EchoStar Parties’ proposals for Corrective Actions based upon the standard articulated above.  During such arbitration, the arbitrator will not have the authority to resolve any other dispute arising under this Agreement unless the Parties expressly agree otherwise in writing.  During all periods of time described above relating to the Corrective Actions, the Parties shall not file any suit, or take any other action, that would have been precluded by the unmodified orders.

2.5.                                                                                                                No Admission.  This Agreement is entered into in order to compromise and settle disputed claims, without any acquiescence on the part of any Party as to the merit of any claim, defense, affirmative defense, counterclaim, liabilities, or damages related to any patent rights or the Pending Litigations.  Neither this Agreement nor any part thereof shall be, or be used as, an admission of infringement or liability by anyone, at any time, for any purpose.

2.6.                                                                                                                Attorneys’ Fees and Costs.  Each Party shall be responsible for its own costs and attorneys’ fees in connection with the Pending Litigations and the negotiation of this Agreement.

Section 3.  LICENSES

3.1.                            License to DISH and EchoStar.

(a)         License to DISH.  Effective upon receipt by TiVo of the Initial Payment described in Section 5.1 below, TiVo, on behalf of itself and its Current Subsidiaries and Future Subsidiaries, hereby grants and agrees to grant to DISH and its Current Subsidiaries and Future Subsidiaries a worldwide, non-exclusive, non-transferable (except as provided in Section 11.4), irrevocable (unless there is a payment default under Section 5 or as set forth in Section 4.2) license, with no right to grant sublicenses, under the TiVo Patents, to make, have made (subject to Section 3.3 below), use, offer for sale, sell, import and otherwise dispose of DISH-Branded

Products for use in the United States, [*], subject to the following restrictions:

(i)  Notwithstanding anything to the contrary, the license to DISH and its Subsidiaries shall specifically exclude Excluded New Subscribers and any products or services provided directly or indirectly to, or used by or for, any Excluded New Subscribers (including any MVPD Services or DVRs for any MVPD Service acquired by DISH or its Subsidiaries in any Subscriber Acquisition Transaction), except to the extent that DISH pays the additional amount set forth in Section 5.3 for Excluded New Subscribers acquired in connection with a particular Subscriber Acquisition Transaction.

(ii)  Notwithstanding anything to the contrary, the license to DISH and its Subsidiaries shall [*].

(iii)  Notwithstanding anything to the contrary, the license to DISH is limited to DISH-Branded Products for which DISH [*].

(iv)  Notwithstanding the breadth of the definition of “DISH-Branded Products”, [*], subject to (vi) below, for any other MVPD Service (other than DISH Network Services, the [*] Service or the [*] Service), unless required by law.

(v)  Notwithstanding anything to the contrary, the license to DISH does not include any DISH-Branded Products that are not marketed as a means for receiving of DISH Network Services [*].

(vi)  Notwithstanding anything herein to the contrary, the foregoing license limitations [*].

(vii)  Any products or services that do not meet the limitations under (i), (ii), (iii), (iv) and (v) above, except to the extent permitted by (vi) above or covered by the release in Section 2.1, shall be deemed unlicensed (collectively, “Unlicensed DISH Products”).  [*].

For the avoidance of doubt, any DVRs provided by DISH, EchoStar or any of their respective Subsidiaries to DISH Subscribers prior to the Effective Date that are deployed and put into use by a DISH Subscriber are subject to the releases under Section 2.1 and will be deemed covered by the licenses under this Section 3.1(a) for all future use of such products (including all future software updates from EchoStar or DISH).

(b)         License to EchoStar.  Effective upon receipt by TiVo of the Initial Payment described in Section 5.1 below, TiVo, on behalf of itself and its Current Subsidiaries and Future Subsidiaries, hereby grants and agrees to grant to EchoStar and its Current Subsidiaries and Future Subsidiaries a worldwide, non-exclusive, non-transferable (except as provided in Section 11.4), irrevocable (unless there is a payment default under Section 5 or as set forth in Section 4) license, with no right to grant sublicenses, under the TiVo Patents, solely to (1) design, make or

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

have made (subject to Section 3.3 below), use and import DISH-Branded Products and offer for sale and sell those DISH-Branded Products only to DISH and its Subsidiaries; (2) design, make or have made (subject to Section 3.3 below), use and import [*]-Branded Products and offer for sale and sell those [*]-Branded Products only to [*] and its Subsidiaries; and (3) design, make or have made (subject to Section 3.3 below), use and import [*]-Branded Products and offer for sale and sell those [*]-Branded Products only to [*] and its Subsidiaries, in each such case subject to the following limitations:

(i)  DISH hereby agrees on behalf of itself and its Subsidiaries that in order for sales of DISH-Branded Products from EchoStar to be covered by the license set forth in this Section 3.1(b)(1), such sales shall be only for use, sale and transfer by DISH or its Subsidiaries within the scope of and subject to the license set forth in Section 3.1(a), including the limitations under Section 3.1(a) (i), (ii), (iii), (iv) and (v) above.

(ii)  All sales of [*]-Branded Products and [*]-Branded Products under Section 3.1(b) (2) and (3) above, in order to be subject to the license, must be subject to a written agreement binding [*] and its Subsidiaries or [*] and its Subsidiaries (as applicable, the “Purchaser”) not to sell, distribute or otherwise transfer such EchoStar Licensed Products except subject to restrictions that apply to the Purchaser with respect to the [*]-Branded Products for the [*] Service or the DISH-[*] Branded Products for the [*] Service, as applicable, that are the same as those that apply to DISH with respect to DISH-Branded Products for the DISH Network Services under Section 3.1(a) (i), (ii), (iii), (iv) and (v) above.

(iii)  Notwithstanding the breadths of the definitions of “[*]-Branded Products” and “[*]-Branded Products”, the above license shall not include any software licensed or distributed by or for [*], [*] or any of their Subsidiaries to Third Parties other than object code that is part of a [*]-Branded Product or [*]-Branded Product and specifically excludes any software or other technology provided for use in any products sold to MVPDs (other than products sold to DISH, [*], [*] or a Telco Reseller) or for any other MVPD Service (other than DISH Network Services, [*] Services or [*] Services) except to the extent permitted by 3.1(a)(vi).

(iv)  Any products or services which do not meet the limitations under (i) or (ii) above and are not covered by (vi) below shall be deemed to be Unlicensed EchoStar DVRs.  EchoStar acknowledges and agrees that the Unlicensed EchoStar DVRs are not licensed under this Agreement and that neither EchoStar, DISH, [*], [*] or any of their Subsidiaries or any Third Party shall have any license, immunity from suit or authorization under the TiVo Patents with respect to any Unlicensed EchoStar DVRs by reason of this Agreement, [*].

(v)  Subject to the limitations in (i), (ii) and (iii) above, the licenses under Section 3.1(b) (2) and (3) above include (x) the right for [*] and its Subsidiaries to import and use, and directly and indirectly sell to and authorize the use of such products

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

by their subscribers, the [*]-Branded Products purchased from EchoStar in the same manner that DISH is permitted to deploy DISH-Branded Products purchased from EchoStar under Section 3.1(a) above, and (y) the right for [*] and its Subsidiaries to import and use, and directly and indirectly sell to and authorize the use of such products by their subscribers, the [*]-Branded Products purchased from EchoStar in the same manner that DISH is permitted to deploy DISH-Branded Products purchased from EchoStar or a Subsidiary of EchoStar under Section 3.1(a) above.

(vi)  For the avoidance of doubt, any DVRs provided by DISH, EchoStar or any of their respective Subsidiaries to [*] or [*] (or to a [*] Service subscriber or a [*] Service subscriber) prior to the Effective Date and that are deployed and put into use by a [*] Service subscriber or a [*] Service subscriber are subject to the releases under Section 2.1 and will be deemed covered by the licenses under this Section 3.1(b) for all future use of such products (including all future software updates from EchoStar).  For the further avoidance of doubt, if EchoStar acquires the [*] Service or the [*] Service such that the [*] Service or the [*] Service becomes part of EchoStar or a Subsidiary of EchoStar (“Acquired Service”), then (x) the EchoStar Licensed Products that were distributed for the Acquired Service in accordance with this Section 3.1(b) prior to the closing of such acquisition will remain licensed under this Section 3.1(b); and (y) EchoStar and its Subsidiaries may continue to sell EchoStar Licensed Products for the Acquired Service under the license set forth in this Section 3.1(b), subject to the restrictions in (i), (ii) and (iii) above.

(c)          Non-Circumvention.  Each of the EchoStar Parties, on behalf of itself and its Subsidiaries, agrees not to enter into any transaction or arrangement that would circumvent the limitations on the licenses hereunder or extend any rights or benefits under the licenses to any MVPD Services (other than DISH Network Services, [*]) except to the extent required by law, including through any joint venture, resale arrangement or other business combinations involving any MVPD or MVPD Service (except to the extent required by law) that are not intended to be covered under the above licenses.

(d)         Marking.  For so long as the license set forth in Section 3.1(a) remains in effect [*], commencing with products manufactured and shipped at least ninety (90) days after the Effective Date, DISH will mark in a commercially reasonable manner DISH-Branded Products [*] under such license (“Marking Products”) with the statement “Licensed under U.S. Patent No. 6,233,389” (the “Original Mark”).  [*]

(e)          Negotiation of License to EchoStar for Standalone DVRs.  Upon a request from EchoStar, TiVo will negotiate in good faith with EchoStar for a period of no less than [*] to grant EchoStar a worldwide license during the Term under the TiVo Patents for (i) EchoStar-branded (including co-branded) standalone and/or gateway DVRs that are made by or for EchoStar and used anywhere in the world, and (ii) DVRs for use in connection with MVPD Services offered by EchoStar or any Affiliate [*], subject to mutually agreed terms and conditions.

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.2.    License to TiVo.

(a)         License to TiVo.  Effective upon receipt by TiVo of the Initial Payment described in Section 5.1 below, DISH and EchoStar, on behalf of themselves and their respective Current Subsidiaries and Future Subsidiaries, hereby grant and agree to grant to TiVo and its Current Subsidiaries and Future Subsidiaries a fully paid-up, royalty-free, worldwide, non-exclusive, non-transferable (except as provided in Section 11.4), irrevocable (except as set forth in Section 4.2(d)) license, with no right to grant sublicenses, under the EchoStar Patents, to make, have made (subject to Section 3.3 below), use, offer for sale, sell, import, and otherwise dispose of TiVo Licensed Products.  The license above extends to Commercial [*].

(b)         Non-Circumvention.  TiVo, on behalf of itself and its Subsidiaries, agrees not to enter into any transaction or arrangement that would circumvent the limitations on the licenses hereunder or extend any rights or benefits under the license to any MVPD Service (except to the extent required by law) that are not intended to be covered under the above license, including through any joint venture, resale arrangement or other business combination.

(c)          Marking.  For so long as the license set forth in Section 3.2(a) remains in effect [*], commencing with products manufactured and shipped at least ninety (90) days after the Effective Date, [*].

(d)         Covenant not to Sue.  EchoStar hereby irrevocably covenants not to sue or otherwise Assert any claim of Patent infringement against TiVo and/or Humax under U.S. Patent No. 6,529,685 and/or U.S. Patent No. 5,774,186 with respect to: (i) all past or present products or services made, used, sold, offered for sale or imported by TiVo or Humax on or prior to the date of entry of the dismissal order between the Parties attached as Exhibit F; and (ii) future products that are not more than colorably different from past or present products or services.

3.3.                                                                                Have Made Rights.  The rights granted to a Party (“Grantee”) to have products made for such Party by a Third Party under the licenses granted under Sections 3.1 and 3.2 above shall apply whenever the products are purchased by such Party, whether the designs and specifications for the manufacture of such products are furnished to such Third Party by the Grantee and the products are made by such Third Party for the account of the Grantee or the Grantee orders products “off-the-shelf,” provided, however, that such products are not purchased for resale back to, or on behalf of, such Third Party or any Affiliate of such Third Party.

3.4.                Subsidiary Licenses.

(a)         Each Party intends for this Agreement to extend to all of its Subsidiaries with respect to the applicable licenses, [*] and covenants granted by such Party to the other Party under this Agreement.  The Parties agree that, to the extent they are not already bound, each Party shall use best efforts to ensure that all such Subsidiaries are bound by the terms of this Agreement.

(b)         The licenses and immunities granted to a Subsidiary under this Section 3 shall

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

terminate on the date such Subsidiary ceases to be a Subsidiary of a Party.  If a Subsidiary ceases to be a Subsidiary and holds, at or before such time, any Patents under which a Party and its Subsidiaries is licensed or has received a covenant, such license or covenant shall continue for the Term with respect to such Patents and any divisions, continuations, continuations-in-part, extensions, reissues or counterparts of such Patents, excluding in each case any TiVo Excluded Patent Claims.

(c)          If a Person becomes a Subsidiary of a Party after the Effective Date, then: (i) such Person, upon becoming a Subsidiary, shall be granted the applicable license set forth in this Section 3 and shall benefit from the applicable covenants set forth in Section 3.2(d) and 4; provided, however, that (1) the licenses to DISH and EchoStar will not apply to Excluded New Subscribers or any products or services provided directly or indirectly to, or used by or for, any Excluded New Subscribers (including any MVPD Services or DVRs for any MVPD Service acquired by DISH or its Subsidiaries in any Subscriber Acquisition Transaction), except to the extent that DISH pays the additional amounts set forth in Section 5.3 for all Excluded New Subscribers; (2) if a Person who becomes a Subsidiary of DISH has a pre-existing license under the TiVo Patents from TiVo for such Person’s Distribution Services, then the pre-existing agreement will govern with respect to such Person’s Distribution Services (including any termination and change of control provisions and any applicable royalties to be paid to TiVo, but excluding any provisions that would increase the amount of royalty or monetary consideration due because such Person had become a Subsidiary of DISH or extend the royalty or monetary consideration provisions of such pre-existing agreement to the DISH Network Services, but such royalty provisions will continue to apply to the acquired Distribution Services) and this Agreement will govern with respect to the DISH Network Services other than the acquired Distribution Services; and (3) [*] (as such services may be known under any other name in the future) shall never be considered DISH Network Services, [*] Services or [*] Services, whether or not acquired by DISH, [*], or [*] or any of their Subsidiaries.

3.5.                            Restricted Patents.  If a Party or its Subsidiaries does not own all of the rights in a particular TiVo Patent or EchoStar Patent, as applicable, necessary to grant releases, licenses, [*] and covenants under such Patent of the full scope set forth in this Agreement, then the releases, licenses, [*] and covenants granted under such Patent shall be of the broadest scope that such Party or any of its Subsidiaries has the right to grant within the scope set forth in this Agreement.

3.6.                            No Other Rights.  No releases, rights or licenses are granted under any Patents except as expressly provided herein, whether by implication, estoppel or otherwise. Without limiting the foregoing sentence, (i) no right to grant sublicenses is granted under the licenses set forth this Agreement; and (ii) no right or license is granted under any copyrights, trademarks, mask work rights, or trade secret rights of either Party or any of its Subsidiaries.  Notwithstanding anything to the contrary in this Agreement, no release, license, covenant, immunity, [*] (except as set forth in Section 4) or other right whatsoever is granted or conveyed by TiVo or any of its Subsidiaries with respect to any MVPD other than as expressly set forth above.

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Section 4.  LIMITED [*] RIGHTS

4.1.    Limited [*].

(a)         Limited [*].  Without limitation of the releases in Section 2 above, nothing in this Agreement shall grant or convey, or be construed as granting or conveying, (whether expressly or by implication, estoppel, reliance or otherwise) any right or license for, or any authorization of any distribution or sale of, any [*] under any TiVo Patents in any manner whatsoever.  Subject to the following provisions regarding the Limited [*], TiVo shall have the right to sue for and obtain all remedies for infringement of TiVo Patents by any Unlicensed EchoStar DVRs.  Subject to subsections 4.1(a) (i) through (viii) and [*] and 4.2 (Patent Challenges) below, [*], TiVo will [*].  [*].

(i)  EchoStar hereby agrees that (i) [*], and (ii) [*].

(ii)  [*] (other than [*], [*] and their Affiliates) outside of the United States for use outside of the United States under an Existing Supply Agreement, [*].  Without limitation of the releases in Section 2 above, [*]

(iii)  Without limitation of the releases in Section 2 above, EchoStar, on behalf of itself and its Subsidiaries, hereby agrees, [*].

(iv)  [*]

(v)  The [*] provisions of Section 4.1(a) [*].

(vi)  The [*] provisions of Section 4.1(a) [*].

(vii)  Except as set forth in Section 4.1(b) [*].

(b)         [*].  Without limitation of the releases in Section 2 above, [*].

(c)          No Authorization.  This Section 4.1 has been agreed to by TiVo and EchoStar [*].

4.2.    Patent Challenges.

(a)         Within fourteen (14) court days after the receipt by TiVo of the Initial Payment described in Section 5.1 below, each Party and its respective Subsidiaries, as applicable, to the extent permitted under applicable law, shall withdraw from any Patent Challenge in which it is participating adverse to the EchoStar Patents or TiVo Patents, as applicable.

(b)         To the extent legally enforceable in the jurisdiction relevant to the Patent in issue, while the Limited [*]  provisions in Section 4.1(a) and the license in Section 3.1(b)  are

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still in effect, neither EchoStar nor any of its Subsidiaries shall make any Patent Challenge (or assist in any Patent Challenge) with respect to any TiVo Patents [*], unless a claim of infringement of such TiVo Patents is first Asserted in litigation against EchoStar, DISH, or their Subsidiaries or [*] or its Subsidiaries with respect to [*]-Branded Products from EchoStar under Section 3.1(b) or [*] or its Subsidiaries with respect to [*]-Branded Products from EchoStar under Section 3.1(b) after the Effective Date.  If EchoStar makes any Patent Challenge (or assists in any Patent Challenge) with respect to any TiVo Patents in a manner not permitted in this subsection (b), the licenses in Section 3 (Licenses) and [*] provisions in Section 4.1 [*] may be terminated by TiVo upon written notice to EchoStar for those TiVo Patents unless: (i) EchoStar cures such breach within fifteen (15) days after receiving notice from TiVo of such breach, provided that EchoStar or its Subsidiary is identified as the party initiating or directing the Patent Challenge in any court, patent office or proceeding; or (ii) TiVo or its Subsidiary has first sued EchoStar, DISH, or their Subsidiaries or [*] or its Subsidiaries with respect to [*]-Branded Products from EchoStar under Section 3.1(b) or [*] or its Subsidiaries with respect to [*]-Branded Products from EchoStar under Section 3.1(b) after the Effective Date.

(c)          To the extent legally enforceable in the jurisdiction relevant to the Patent in issue, while the license in Section 3.1(a) is still in effect, neither DISH nor any of its Subsidiaries shall make any Patent Challenge (or assist in any Patent Challenge) with respect to any TiVo Patents, unless a claim of infringement of such TiVo Patents is first Asserted in litigation against DISH or its Subsidiary after the Effective Date.  If DISH makes any Patent Challenge (or assists in any Patent Challenge) with respect to any TiVo Patents, the licenses in Section 3 (“Licenses”) [*] may be terminated by TiVo upon written notice to DISH for those TiVo Patents unless (i) DISH cures such breach within fifteen (15) days after receiving notice from TiVo describing the breach in detail, provided that DISH or its Subsidiary is identified as the party initiating or directing the Patent Challenge in any court, patent office or proceeding; or (ii)  TiVo or its Subsidiary has first sued DISH or its Subsidiary for infringement of those TiVo Patents after the Effective Date.

(d)         To the extent legally enforceable in the jurisdiction relevant to the Patent in issue, while the license and covenant not to sue in Section 3.2 are still in effect, neither TiVo nor any of its Subsidiaries shall make any Patent Challenge (or assist in any Patent Challenge) with respect to any EchoStar Patents [*], unless a claim of infringement of such EchoStar Patents is first Asserted in litigation against TiVo or its Subsidiary after the Effective Date.  If TiVo makes any Patent Challenge (or assists in any Patent Challenge) with respect to any EchoStar Patents in a manner not permitted in this subsection (d), the licenses in Section 3 (Licenses) [*] may be terminated by EchoStar upon written notice to TiVo for those EchoStar Patents unless (i) TiVo cures such breach within fifteen (15) days after receiving notice from EchoStar describing the breach in detail, provided that TiVo or its Subsidiary is identified as the party initiating or directing the Patent Challenge in any court, patent office or proceeding; or (ii) EchoStar or its Subsidiary has first sued TiVo or its Subsidiary for infringement of those EchoStar Patents after the Effective Date.

(e)          The remedies set forth above are the sole and exclusive remedies for any

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Patent Challenges brought in violation of the obligations described in this Section 4.2.

Section 5.  PAYMENT

5.1.                            Payment to TiVo.  The EchoStar Parties agree to pay TiVo a non-refundable payment in the total amount of Five Hundred Million Dollars ($500,000,000) (“Fee”), with the obligation to make payment of the entire Fee accruing in full immediately upon the Effective Date.  For the convenience of the Parties, payment will be made in installments according to the following payment schedule:

Payment No.	Due Date	Amount of Payment
1	On the first business day after the Effective Date	$300,000,000.02 (“Initial Payment Obligation” or “Initial Payment”)
2	Due within [*] days of receipt of invoice, which may be delivered no earlier than [*] , 2012	$33,333,333.33
3	Due within [*] days of receipt of invoice, which may be delivered no earlier than [*], 2013	$33,333,333.33
4	Due within [*] days of receipt of invoice, which may be delivered no earlier than [*], 2014	$33,333,333.33
5	Due within [*] days of receipt of invoice, which may be delivered no earlier than [*], 2015	$33,333,333.33
6	Due within [*] days of receipt of invoice, which may be delivered no earlier than [*], 2016	$33,333,333.33
7	Due within [*] days of receipt of invoice, which may be delivered no earlier than [*], 2017	$33,333,333.33

Total		$500,000,000.00

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Each of payments set forth in 2, 3, 4, 5, 6 and 7 of the above table (in the amount of $33,333,333.33 each), are hereinafter referred to as an “Installment Payment” and collectively as the “Installment Payments”.  Invoices will be deemed received if sent as set forth in Exhibit M.

5.2.                                                                                                                      Payments; Taxes.

(a)         Each payment from any EchoStar Party to TiVo under this Agreement, including the Fee payments and any Acquisition Fee payments, shall be made in U.S. dollars in immediately available funds by wire transfer to the account designated in writing by TiVo in Exhibit L.

(b)         All Fee payments shall be remitted so that they are received by TiVo within the time periods and in the amounts set forth in the schedule set forth in Section 5.1.  The obligation of the EchoStar Parties to remit the Fee payments to TiVo in accordance with the payment schedule set forth in Section 5.1 shall be absolute, unconditional, noncontingent, noncancellable and nonrefundable, and, subject to Section 5.2(c), shall not be subject to any abatement, set-off, claim, counterclaim, adjustment, reduction or defense for any reason, including, but not limited to, any claims that TiVo failed to perform under this Agreement, termination or breach of this Agreement, or the use or non-use by either DISH or EchoStar of the license under Section 3.1 or rights granted under Section 4 of this Agreement.  DISH and EchoStar shall each be jointly and severally liable for the payment of all Fees in accordance with the payment schedule set forth in Section 5.1.

(c)          Fees and other amounts to be paid by the EchoStar Parties pursuant to this Section 5 do not include any Taxes, duties or charges of any kind imposed by any federal, state, local or other governmental entity, but the EchoStar Parties may deduct applicable withholding taxes, if any, remitted to any such tax authority.  The EchoStar Parties shall in such case provide TiVo with a valid tax exemption certificate authorized by the appropriate tax authority, or, if such certificates are not available, other documentation evidencing such payment.  The EchoStar Parties shall cooperate with TiVo and take all actions reasonably necessary in order to (i) secure a reduction or elimination of such taxes, or (b) support any claim made by TiVo to any appropriate tax authorities for income tax credits based on the EchoStar Party’s withholding of such taxes.  All payments under this Agreement will be made by and between either DISH or EchoStar or their U.S. based designee and TiVo or TiVo’s U.S. based designee.  To provide clear, coordinated and consistent treatment of this settlement for U.S. federal and state income tax purposes, DISH, EchoStar and TiVo agree that payments under the settlement should be treated for tax purposes as royalty income (or expense) for the licensed use of technology.

5.3.                Acquisition of Additional Subscribers.

(a)         Notwithstanding anything to the contrary in this Agreement, in the event of any Subscriber Acquisition Transaction, if the cumulative, aggregate number of Additional

Subscribers generated by all Subscriber Acquisition Transactions exceeds [*], then any Excluded New Subscriber (and all products and services provided to or used by or for such Excluded New Subscriber) shall be excluded from the rights and licenses granted hereunder, unless DISH elects to make an additional payment with respect to such Excluded New Subscriber as set forth in this Section 5.3(a).  The amount of such additional payment will be determined pursuant to an arm’s-length negotiation between TiVo and DISH or, if TiVo and DISH are unable to reach an agreement, calculated by multiplying [*] the total number of such Excluded New Subscribers divided by [*] and by multiplying by [*] divided by [*] (“Acquisition Fee”).

(b)         If DISH wishes to avail itself of the benefits of Section 5.3(a) with respect to a particular Subscriber Acquisition Transaction, DISH must promptly notify TiVo of any Subscriber Acquisition Transaction (including the expected number of Additional Subscribers) within [*] after the date of the closing thereof and shall track and keep accurate records of all subscribers of the MVPD involved in such Subscriber Acquisition Transaction, including all Additional Subscribers generated by such Subscriber Acquisition Transaction and the number of Excluded New Subscribers.  In order to extend the license granted to DISH to the Excluded New Subscribers from any Subscriber Acquisition Transaction, DISH must provide notice to TiVo of its election to pay the additional amounts set forth in 5.3(a) above within [*] after the closing of the Subscriber Acquisition Transaction.  After receiving such notice of DISH’s election to pay the Acquisition Fee for the Excluded New Subscribers, DISH shall promptly provide TiVo with the total number of Additional Subscribers and Excluded New Subscribers and additional information for use in calculating the Acquisition Fee.  DISH shall pay the Acquisition Fee within [*] days after notice of its election.  If there are any additional Excluded New Subscribers after such payment has been made, DISH will promptly pay for such additional Excluded New Subscribers at the same rate as used to determine the Acquisition Fee in Section 5.3(a) above within [*] days after the end of each subsequent month during which any Excluded New Subscribers are added.  DISH will accompany each payment with a report of the number of Additional Subscribers and Excluded New Subscribers, broken down by Subscriber Acquisition Transaction and MVPD Service, and the number of Excluded New Subscribers for which the additional amounts have been paid, with such information disclosed subject to Section 8.2.

(c)          TiVo shall have the right, which may be exercised only once per calendar year, to have the applicable records of DISH and its Subsidiaries audited by a nationally recognized independent auditor for the purpose of verifying the reports, and payments under this Section 5.3.  The relevant accounting records (including electronic versions) will be made available to the auditor at the audited Party’s principal accounting site. DISH shall promptly pay TiVo for any shortfall uncovered in the audit along with interest as set forth in Section 5.4 below.  This provision will survive this Agreement for a period of [*] years after each respective accounting period.  Should the audit discover any errors or omissions resulting in an underpayment by DISH of more than [*] of the amount due with respect to any Subscriber Acquisition Transaction, DISH shall reimburse TiVo for the costs of such audit.

5.4.                                                                                                                Breach of Payment Obligation.  If the Initial Payment is not made in full by the EchoStar Parties to TiVo by the first business day after the Effective Date, TiVo shall

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have the right to immediately terminate this Agreement and any releases, dismissal, licenses, covenants or other rights granted to any of the EchoStar Parties or any of their Subsidiaries under this Agreement shall be null and void ab initio.  If any Installment Payment is not made in full by DISH to TiVo on the due date, and has not been paid in full by the EchoStar Parties within [*] after notice of such breach from TiVo, [*].  In addition to all other sums payable hereunder, the EchoStar Parties shall pay, and be jointly and severally liable for, all reasonable out-of-pocket expenses incurred by TiVo, including fees and disbursements of counsel, in connection with collection and other enforcement proceeding resulting therefrom.  The foregoing obligation in no way limits any other rights or remedies available to TiVo, provided that, so long as TiVo receives payment in full of the Remaining Installment Payments and interest and expenses as set forth in this Section 5.4 above (whether through exercise of the [*] or otherwise) within [*] after the date of TiVo’s notice of breach, then TiVo may not terminate the licenses [*] hereunder.

5.5.                            [*].

Section 6.  TERM AND TERMINATION

6.1.                                                                                                                                  Term.                            The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the expiration of the last to expire of the TiVo Patents or EchoStar Patents (“Term”), unless earlier terminated as set forth below.

6.2.                Termination.

(a)         If the EchoStar Parties breach their Initial Payment Obligation under Section 5.1, then TiVo shall have the right to terminate this Agreement as set forth in Section 5.4.  In such event, no releases, dismissal, licenses, covenants or other rights shall be granted to any of the EchoStar Parties or any of their Subsidiaries under this Agreement and all such rights shall be null and void ab initio.

(b)         If the EchoStar Parties breach the obligation to make any Installment Payment under Section 5.1, and do not cure by making such payment in full within fifteen (15) days after notice of such breach from TiVo (including late charges and expenses under Section 5.4 above), then TiVo shall be entitled to the remedies available under [*].  If, after [*] after notice of such breach from TiVo, TiVo has not received in full the Installment Payments and any other payments due under Section 5.4 from the EchoStar Parties, only then will TiVo have the right to terminate the rights and licenses granted to the EchoStar Parties and their Subsidiaries under this Agreement, other than those set forth in Section 2 (Releases and Settlement).  In such event, licenses and other rights granted to the EchoStar Parties and their Subsidiaries in Section 3 (“Licenses”) [*] shall immediately terminate.  The rights and licenses granted to TiVo and its Subsidiaries in Section 2 (Releases and Settlement), Section 3 (“Licenses”) and the payment and other obligations of the EchoStar Parties under Section 5 (“Payment”) shall survive.

(c)          After payment by DISH to TiVo of the full amount of the Fee under Section 5.1, this Agreement shall not be terminated by TiVo for any reason prior to the end of the Term, provided, however, that TiVo shall have the right to terminate the licenses [*]. Neither DISH nor

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EchoStar shall have any right to terminate this Agreement for any reason, including any claims that TiVo breached or otherwise failed to perform under this Agreement.

(d)         Upon expiration of the Term of this Agreement, the licenses and covenants granted to each Party and its Subsidiaries under Section 3 (“Licenses”) and [*] shall terminate.  Section 5 (“Payment”) and Section 11 (“General”) shall survive any termination or expiration of this Agreement for any reason.  Upon receipt by TiVo of the Initial Payment described in Section 5.1, Section 2 (“Releases and Settlement”) shall survive any termination or expiration of this Agreement for any reason.

Section 7.  REPRESENTATIONS, WARRANTIES, AND COVENANTS

7.1.                                                                                                                TiVo Representations, Warranties, and Covenants.                          TiVo represents and warrants, as of the Effective Date, that (a) TiVo has the full power to enter into this Agreement, to perform its obligations hereunder, and to cause its Former Subsidiaries, Current Subsidiaries and Future Subsidiaries to comply with the applicable terms of this Agreement, without the need for any licenses, covenants, releases, consents, approvals, or immunities not yet granted by or obtained from Third Parties; (b) the Patents listed on Exhibit T (excluding any TiVo Excluded Patent Claims) are TiVo Patents and TiVo and/or TiVo International, Inc. is the owner of the entire right, title, and interest in and to the TiVo Patents as of the Effective Date, and no other Person has the right to sue for infringement under the TiVo Patents; (c) neither TiVo nor any of its Subsidiaries has previously assigned any TiVo Patent or claim for infringement or entitlement to damages against the EchoStar Parties or their Subsidiaries (or, to the best of TiVo’s knowledge, against Commercial Partners of DISH, EchoStar, and their respective Current Subsidiaries, or the agents, representatives, officers, employees, directors, shareholders, attorneys, advisors, insurers, successors, and assigns of DISH, EchoStar, and their respective Current Subsidiaries and Commercial Partners) for infringement of any TiVo Patent; and (d) neither TiVo nor any of its Current Subsidiaries or Former Subsidiaries has previously granted any currently effective Liens or exclusive rights in any TiVo Patents that conflict with, or could, if exercised, result in the loss of the benefit of any of the rights, licenses, covenants, releases, and [*] granted herein.  TiVo covenants that neither TiVo nor any of its Former Subsidiaries, Current Subsidiaries or Future Subsidiaries shall assign any TiVo Patents without making such assignment subject to the rights, licenses, covenants, releases, and [*] granted to the EchoStar Parties herein with respect to such TiVo Patents (“EchoStar Rights”), and the EchoStar Rights shall run with the TiVo Patents and be binding upon such assignee with respect to the assigned TiVo Patents.  [*].

7.2.                                                                                                                DISH and EchoStar Representations, Warranties, and Covenants. DISH and EchoStar each represent and warrant as of the Effective Date that (a) DISH and EchoStar each have the full power to enter into this Agreement, to perform their obligations hereunder, and to cause their respective Former Subsidiaries, Current Subsidiaries and Future Subsidiaries to comply with the applicable terms of this Agreement, without the need for any licenses, covenants, releases, consents, approvals, or immunities not yet granted by or obtained from Third Parties; (b) the Patents listed on Exhibit U are EchoStar Patents and EchoStar

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Technologies L.L.C. (a wholly owned Subsidiary of EchoStar) is the owner of the entire right, title, and interest in and to the EchoStar Patents as of the Effective Date, and no other Person has the right to sue for infringement under the EchoStar Patents; (c) none of DISH, EchoStar, or any of their respective Subsidiaries has previously assigned any EchoStar Patent or claim for infringement or entitlement to damages against TiVo or its Subsidiaries (or, to the best of the EchoStar Parties’ knowledge, against Commercial Partners of TiVo and its Current Subsidiaries, or the agents, representatives, officers, employees, directors, shareholders, attorneys, advisors, insurers, successors, and assigns of TiVo and its Current Subsidiaries and Commercial Partners) for infringement of any EchoStar Patent other than to DISH, EchoStar, and/or their respective Current Subsidiaries; (d) none of DISH, EchoStar, or any of their Current Subsidiaries or Former Subsidiaries has previously granted any currently effective Liens or exclusive rights in any EchoStar Patents that conflict with, or could, if exercised, result in the loss of the benefit of any of the rights, licenses, covenants, and releases granted herein; and (e) the number of [*] is no greater than [*].  [*]

7.3.                                                                                                                Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTIONS 7.1 AND 7.2 OF THIS AGREEMENT, RIGHTS WITH RESPECT TO PATENTS ARE PROVIDED “AS IS,” AND NO PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES BY VIRTUE OF THIS AGREEMENT, WHETHER EXPRESS OR IMPLIED.  Without limiting the foregoing disclaimer, it is understood and agreed that nothing in this Agreement shall be construed as:

(a)         a warranty or representation by any Party as to the validity or scope of any of its Patents;

(b)         a warranty or representation by any Party that any manufacture, sale, use or other disposition of products by another Party has been or will be free from infringement of any Patents;

(c)          an agreement by any Party to bring or prosecute actions or suits against any other Person for infringement, or conferring any right to the other Party to bring or prosecute actions or suits against any other Person for infringement;

(d)         conferring upon any Party or its Subsidiaries any right to include in advertising, packaging or other commercial activities related to its products and services licensed under this Agreement, any reference to another Party (or any of its Subsidiaries), its trade names, trademarks or service marks in a manner which would be likely to cause confusion as to source of origin or to indicate that such product or service licensed under this Agreement is in any way certified by the other Party or its Subsidiaries (other than being made under license);

(e)          conferring by implication, estoppel or otherwise, upon either Party, any right or license under any Patents except for the releases, licenses, [*] and covenants expressly granted hereunder; or

(f)           an obligation to furnish any technical information, copyrights, mask works or

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know-how.

Section 8.  CONFIDENTIALITY AND PUBLICITY

8.1.                                                                                                                Press Release.                                 As soon as reasonably practicable, but in no event more than one (1) business day after the receipt by TiVo of the Initial Payment under Section 5.1, the Parties shall release a press release concerning the settlement of the Pending Litigations in the form of Exhibit K (“Press Release”).

8.2.                                                                                                                Confidentiality.  Except as set forth in the Press Release and as set forth in the Parties’ respective securities filings pursuant to subsection (b) below, each Party hereby agrees not to disclose to Third Parties (without the prior written consent of the other Party, which consent may be withheld in the sole and absolute discretion of such Party for any reason or no reason): (i) the terms and conditions of this Agreement, except (x) by the EchoStar Parties, in confidence, to [*] and [*] for sections directly applicable to [*] or DISH, as applicable, and (y) by TiVo, in confidence, to Humax for sections directly applicable to Humax; or (ii) the confidential information of the other Party disclosed pursuant to this Agreement and marked as confidential, which in the case of DISH shall include any and all non-public information relating to Subscriber Acquisition Transactions, Additional Subscribers, and sales of DISH Licensed Products marked as confidential by DISH.  Notwithstanding the foregoing, no Party shall be liable for the disclosure of the terms and conditions of this Agreement or such confidential information (a) pursuant to judicial action or decree, any requirement of any government or any agency or department thereof having jurisdiction over such Party, provided that in the reasonable opinion of counsel for such Party such disclosure is required and such Party to the extent reasonably practical shall have given the other Parties notice prior to such disclosure sufficient to allow the other Parties to seek a protective order; (b) for the purposes of disclosure in connection with the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and any other reports filed with the Securities and Exchange Commission, or any other filings, reports or disclosures that may be required under applicable laws or regulations or stock exchange rules, (c) in confidence, to legal counsel; (d) to its accountants, provided such disclosure is made subject to a nondisclosure agreement that is at least as protective of the other Parties’ rights as this Section 8.2; (e) to a Third Party’s outside counsel in connection with a potential merger, acquisition or financing by, of or with the Party, or any other potential Change of Control of a Party, provided that such disclosure shall (i) be on a strictly limited, need-to-know basis, (ii) when such transaction is reasonably certain to take place, and (iii) on terms applicable to the most confidential information disclosed by such Party in connection with such transaction provided such terms are at least as restrictive as set forth herein; (f) as reasonably required in connection with the enforcement of this Agreement or any rights hereunder; or (g) to the extent such terms and conditions have become generally known or available to the public other than through the breach of this Section 8.2 by the disclosing Party.  The provisions of this Section 8.2 shall survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

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Section 9.  CHANGE OF CONTROL

9.1.                                      Change of Control.  If a Party (the “Acquired Party”) undergoes a Change of Control involving a Third Party (the “Acquirer”), then each of the following subsections shall apply:

(a)   The Acquired Party shall give notice within thirty (30) days after the closing of such Acquisition to the other Party (“Non-Acquired Party”).  For purposes of this Section 9.1, the Non-Acquired Party means TiVo if the Acquired Party is any EchoStar Party and means the EchoStar Parties if the Acquired Party is TiVo.

(b)   Upon a Change of Control of DISH where the Acquirer [*], the DISH Network Services shall be limited to those DISH Network Services being offered by DISH prior to and as of the closing of such Change of Control (“Existing DISH Network Services”) and the licenses granted to the EchoStar Parties in Section 3 (“Licenses”) [*].  [*]   If Subscriber Acquisition Transactions generate more than [*] Additional Subscribers cumulatively for DISH Network Services, [*].

(c)   If there is any Change of Control of EchoStar where the Acquirer is an MVPD or an Affiliate of an MVPD (in each case other than DISH) or if EchoStar or any of its Affiliate acquires an MVPD (other than DISH, the [*] Service or [*] Service) or launches or [*], then [*].  If there is a Change of Control of EchoStar where the Acquirer is a vendor of DVRs or DVR Technology or its Affiliate (“DVR Vendor”), then [*].

(d)   If TiVo assigns a TiVo Patent to a Third Party who is not bound to [*] with respect to such TiVo Patent upon such assignment, then [*]; provided, however, [*].

(e)   Except as otherwise expressly set forth above in this Section 9.1, the licenses and covenants granted to each Party and its Subsidiaries (and permitted successors and permitted assigns) will remain in effect after such Change of Control in accordance with this Agreement for the remainder of the Term of this Agreement.

Section 10.  ARBITRATION

10.1.        Arbitration Procedures.  For any dispute or disagreement that is permitted or required to be arbitrated by the express terms of this Agreement, the Parties agree to proceed as follows:

(a)   The Parties will select an independent Judicial Arbitration Mediation Services (“JAMS”) arbitrator who (i) is a former federal judge, (ii) has not been involved previously in overseeing or handling prior litigation or any other dispute involving the Parties, and (iii) is available to start the arbitration hearing within thirty (30) days (the “Selection Criteria”).  If, for whatever reason, the Parties cannot mutually agree on an independent arbitrator within five (5) days of either Party electing arbitration, JAMS shall appoint an independent arbitrator who meets the Selection Criteria.

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(b)   The arbitration will be conducted under the JAMS Streamlined Arbitration Rules and Procedures except as modified by any express procedures set forth in this Agreement for such arbitration.

(c)   It is the intention of the Parties to proceed with any arbitration with the utmost expedition and in accordance with the schedule set forth in the relevant Section of this Agreement.  If any deadline set forth in this Agreement is not achieved, the arbitrator, once selected, may make only such adjustments to the schedule as he or she may deem necessary, which must be consistent with the intent of the Parties to complete the arbitration on an expedited basis.

(d)   Unless otherwise mutually agreed by the Parties, any arbitration proceeding under this Section 10 will take place in the JAMS offices in San Francisco.

(e)   The Parties will be responsible for their own costs for any such arbitration and shall each pay one half of the third party fees and costs of arbitration under this Section 10.

Section 11.  GENERAL

11.1.                                    Notices.  All notices that are required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission or by overnight courier service, charges prepaid, to the Party to be notified, addressed to such Party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address(es) or fax number(s) as such Party may have substituted by written notice to the other Party.  The sending of such notice with confirmation of successful transmission thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by overnight courier service) or, if the addressee refuses to accept the tender of such notice, then  the tender of such notice for delivery  shall constitute the giving thereof.

if to TiVo:

TiVo Inc.

Attn:  Office of the General Counsel

2160 Gold Street

Alviso, California 95002-2160

Fax: [*]

with a copy which shall not constitute notice to:

Morgan Chu, Esq.

Irell & Manella

1800 Avenue of the Stars, Suite 900

Los Angeles, California 90067-4276

Fax: [*]

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if to DISH:

DISH Network Corporation

Attn:  Office of the General Counsel

9601 South Meridian Blvd.

Englewood, Colorado 80112

Fax: [*]

with a copy which shall not constitute notice to:

Rachel Krevans, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, California 94105

Fax: [*]

if to EchoStar:

EchoStar Corporation

Attn:  Office of the General Counsel

100 Inverness Terrace East

Englewood, Colorado 80112

Fax: [*]

with a copy which shall not constitute notice to:

Rachel Krevans, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, California 94105

Fax: [*]

11.2.        Governing Law.  This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California (without giving effect to the laws, rules or principles thereof regarding conflict of laws).

11.3.        Relationship of Parties.  Nothing contained in this Agreement shall be deemed or construed as creating a joint venture, partnership, agency, employment or fiduciary relationship between the Parties.  Neither TiVo nor any of its agents has any authority of any kind to bind DISH or EchoStar in any respect whatsoever, none of DISH, EchoStar, or their respective agents has any authority of any kind to bind TiVo in any respect whatsoever, and the relationship of the Parties is, and at all times shall continue to be, that of independent contractors.  Persons who are granted releases, licenses or covenants not to sue or who receive the benefits of [*] under this Agreement may assert the same as a defense to a claim of infringement of the TiVo Patents or EchoStar Patents in a litigation against such Person by a Party that would be precluded by such

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rights and shall be deemed to be a third party beneficiary solely for asserting such defense; however, no Person except a signatory to this Agreement may bring or assert any claim for breach or damages or other remedy under this Agreement and no other Person will have any rights of enforcement under this Agreement.

11.4.                                    Assignment.  This Agreement may not be assigned by any Party without the prior written consent of the other Parties, including by operation of law.  Any assignment of this Agreement by a Party without the prior written consent of the other Parties shall be null and void.  Notwithstanding the foregoing, such other Parties’ consent shall not be required for any assignment to a Person that succeeds to all or substantially all of such Party’s business and assets, provided that: (i) [*]; (ii) the assigning Party shall notify the other Parties in writing of such assignment; and (iii) the assignee shall agree in writing (on behalf of itself and its Subsidiaries) to be bound by all of the terms and conditions of this Agreement, including all releases (solely with respect to claims, counterclaims, demands, actions, causes of action, damages, liabilities, losses, payments, obligations, costs, and expenses that the assigning Party and its Subsidiaries had prior to such assignment that are released under Section 2), licenses, covenants, and other rights granted to the other Party and its Subsidiaries under this Agreement.  [*] This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted successors and permitted assigns.

11.5.                                    Further Assurances.  Each Party agrees to take or cause to be taken such further actions, and to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be reasonably required or requested in order to effectuate fully the purposes, terms and conditions of this Agreement, including, with respect to each of DISH and EchoStar, all actions, documents, instruments and consents as may reasonably be requested by TiVo to make fully effective [*]to make fully effective the licenses, releases, [*]  and other rights and protections contemplated under Sections 3.1 and 7.1, including as to an assignee of the TiVo Patents with respect to the assigned TiVo Patents.

11.6.                                    Waiver.  A waiver, express or implied, of any right under this Agreement or of any failure to perform or breach hereof shall not constitute or be deemed to be a waiver of any other right hereunder or of any other failure to perform or breach hereof, whether of the same, or a similar or dissimilar nature thereto.  Nothing in this Agreement or the Dismissals shall be interpreted as a waiver of, and each Party, on behalf of itself and its Subsidiaries, reserves the right to challenge on any basis the use of any of Patent or Patent applications as prior art to invalidate claims of other Patents.

11.7.                                    Severability.  If any provision of this Agreement is unenforceable or invalid under any applicable law or is so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of the Parties within the limits of applicable law or applicable court decision.

11.8.                                    Bankruptcy.  All licenses, immunities, releases, [*] and covenants

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with respect to Patents granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights of  “intellectual property” and rights to “intellectual property” under agreements supplementary thereto as “intellectual property” is defined under Section 101 of the Bankruptcy Code.  Licenses, immunities, releases, [*] and covenants with respect to Canadian Patents granted under or pursuant to this Agreement additionally are, and shall otherwise be deemed to be, for purposes of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, s. 65.11(7) and the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36, s. 32(6) “(Canadian Bankruptcy Protections”), rights to use intellectual property granted to a party to an agreement.  The Parties agree that any Party, as licensee of such rights under this Agreement and as beneficiary of such agreements supplementary thereto, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of any bankruptcy or insolvency proceeding of any kind or nature.  Each Party acknowledges that if another Party, as a debtor in possession, or a trustee-in-bankruptcy for such Party, in a case under the Bankruptcy Code, rejects this Agreement, the other Parties and their Subsidiaries may elect to retain their rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code and, with respect to Canadian Patents, maintain them as provided by the Canadian Bankruptcy Protections.  Each Party irrevocably waives all arguments and defenses arising under 11 U.S.C. § 365(c)(1) or successor provisions to the effect that applicable law excuses such Party from accepting performance from or rendering performance to an entity other than the debtor or debtor in possession as a basis for opposing assumption of this Agreement in a case under Chapter 11 of the Bankruptcy Code to the extent that such consent is required under 11 U.S.C. § 365(c)(1) or any successor statute, provided that any Change of Control shall remain subject to Section 9 above and provided further that, with respect to any proceeding under Chapter 11 of the Bankruptcy Code with respect to any of the EchoStar Parties, solely if TiVo has received full payment of the Fee set forth in Section 5.1.

11.9.                                    Cumulative Remedies.  The rights and remedies of the Parties as set forth in this Agreement are not exclusive and are in addition to any other rights and remedies now or hereafter provided by law or at equity.

11.10.                                  Captions and Headings.  The captions and headings used in this Agreement are inserted for convenience only, do not form a part of this Agreement, and shall not be used in any way to construe or interpret this Agreement.

11.11.                                  Construction.  This Agreement has been negotiated by the Parties and shall be interpreted fairly in accordance with its terms and without any construction in favor of or against any Party.

11.12.                                  Counterparts.  This Agreement may be executed (including by facsimile signature or by electronic transmission of scanned signature pages) in one or more counterparts with the same effect as if the Parties had signed the same document.  Each counterpart so executed shall be deemed to be an original, and all such counterparts shall be construed together and shall constitute one agreement.

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11.13.                                  Indemnity.

(a)   TiVo, on behalf of itself and its Subsidiaries, hereby agrees to indemnify, defend, and hold harmless the EchoStar Parties and their respective Subsidiaries from and against any and all liability, loss, damage, and expense (including reasonable attorneys’ fees) they may suffer as the result of third-party claims, demands, and actions arising out of (i) an Assertion of a claim of infringement of a TiVo Patent by any Subsidiary of TiVo that is not bound to this Agreement for any reason which Assertion would be precluded by the releases, licenses, [*] or covenants hereunder if such Subsidiary were bound, or [*].

(b)   The EchoStar Parties, on behalf of themselves and their respective Subsidiaries, hereby agree to defend, indemnify, and hold harmless TiVo, its Subsidiaries from and against any and all liability, loss, damage, and expense (including reasonable attorneys’ fees) they may suffer as the result of third-party claims, demands, and actions arising out of (i) an Assertion of a claim of infringement of an EchoStar Patent by any Subsidiary of an EchoStar Party that is not bound to this Agreement for any reason which Assertion would be precluded by the releases, licenses, or covenants hereunder if such Subsidiary were bound, or [*].

(c)   Each of the foregoing agreements to defend, indemnify, and hold harmless is conditioned on the indemnitee (i) providing prompt written notice of any claim giving rise to an indemnification obligation hereunder, (ii) permitting the indemnitor to assume full responsibility to investigate, prepare for, and defend against any such claim, (iii) providing reasonable assistance in the defense of such claim at the indemnitor’s reasonable expense, and (iv) not compromising or settling such claim without the indemnitor’s advance written consent.  If the Parties cannot agree as to the application of this Section 11.13 to any particular third-party claim, demand, or action, each may conduct separate defenses of the claim, demand, or action and each Party reserves the right to claim indemnification from the other in accordance with this Section 11.13 upon the resolution of the underlying claim, demand, or action.

11.14.                                  Entire Agreement; Amendment.  This Agreement, including the Exhibit(s) attached hereto which are incorporated herein by reference, constitutes the entire understanding and only agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous negotiations, representations, term sheets, agreements, and understandings, written or oral, that the Parties may have reached with respect to the subject matter hereof.  No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of each of the Parties hereto.

[Remainder of page intentionally left blank.]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

DISH NETWORK CORPORATION		TIVO INC.

By:	/s/ Bernard Han	By:	/s/ Matthew Zinn
	Name: Bernard Han		Name: Matthew Zinn
	Title: COO		Title: Senior Vice President, General Counsel

ECHOSTAR CORPORATION

By:	/s/ Michael T. Dugan
Name: Michael T. Dugan
Title: CEO & President

EchoStar Technologies L.L.C. is the owner of the entire right, title, and interest in and to the EchoStar Patents and hereby agrees to be bound by the releases, licenses, covenants and other rights granted to TiVo and its Subsidiaries under this Agreement pursuant to its terms, including the licenses granted to TiVo and its Subsidiaries with respect to the EchoStar Patents and the covenant to make any assignment of any EchoStar Patents subject to the rights, licenses, covenants, releases, and immunities granted to TiVo and its Subsidiaries herein with respect to such EchoStar Patents:

ECHOSTAR TECHNOLOGIES L.L.C.

By:	/s/ Mark Jackson
Name: Mark Jackson
Title: President

TiVo International, Inc. is the owner of the entire right, title, and interest in and to the TiVo Patents outside the United States and hereby agrees to be bound by the releases, licenses, covenants and other rights granted to the EchoStar Parties and their respective Subsidiaries under this Agreement pursuant to its terms, including the licenses granted to the EchoStar Parties and their respective Subsidiaries with respect to the TiVo Patents and the covenant to make any assignment of any TiVo Patents subject to the rights, licenses, covenants, releases, and immunities granted to the EchoStar Parties and their respective Subsidiaries herein with respect to such TiVo Patents:

TIVO INTERNATIONAL, INC.

By:	/s/ Matthew Zinn
Name: Matthew Zinn
Title: Secretary

 EXHIBIT A — JOINT MOTION TO DISMISS APPEAL No. 2009-1374

No. 2009-1374

IN THE UNITED STATES COURT OF APPEALS
FOR THE FEDERAL CIRCUIT

TIVO INC.,

Plaintiff-Appellee,

v.

ECHOSTAR CORPORATION, ECHOSTAR DBS CORPORATION,
ECHOSTAR TECHNOLOGIES CORPORATION, ECHOSPHERE LIMITED LIABILITY
COMPANY, ECHOSTAR SATELLITE LLC, and DISH NETWORK CORPORATION,

Defendants-Appellants.

Appeal from the United States District Court
for the Eastern District of Texas in case no. 2:04-CV-01,
Judge David Folsom.

JOINT MOTION TO DISMISS APPEAL

Seth P. Waxman	E. Joshua Rosenkranz
WILMER CUTLER PICKERING	ORRICK, HERRINGTON & SUTCLIFFE LLP
HALE AND DORR LLP	51 West 52nd Street
1875 Pennsylvania Avenue, NW	New York, NY 10019-6142
Washington, DC 20006	(212) 506-5000
(202) 663-6000
Don O. Burley
Attorney for Plaintiff-Appellee	FINNEGAN, HENDERSON, FARABOW,
GARRETT & DUNNER, LLP
901 New York Avenue, NW
Washington, DC 20001
(202) 408-4000

Attorneys for Defendants-Appellants

On April 29, 2011, Plaintiff-Appellee TiVo Inc. and Defendants-Appellants EchoStar Corporation, EchoStar DBS Corporation, EchoStar Technologies Corporation, Echosphere Limited Liability Company, EchoStar Satellite LLC, and DISH Network Corporation executed a confidential settlement agreement addressing a number of matters previously contested between them, including the matters that were at issue in this appeal.  In light of that agreement, both parties now wish to immediately terminate any further appellate proceedings in this case and return promptly to the district court for the entry of appropriate orders similarly terminating further proceedings in that court.  Therefore, pursuant to Rule 42(b) of the Federal Rules of Appellate Procedure, the parties stipulate and jointly move to dismiss the above-captioned appeal.  Each party is to bear its own costs and attorneys’ fees pursuant to the agreement, and all fees due to the Clerk have been paid.

Respectfully submitted,

Dated: May , 2011
Seth P. Waxman
WILMER CUTLER PICKERING
HALE AND DORR LLP
1875 Pennsylvania Avenue, NW
Washington, DC 20006
(202) 663-6000

Counsel for Plaintiff-Appellee

Dated: May , 2011

Don O. Burley
FINNEGAN, HENDERSON, FARABOW,
GARRETT & DUNNER, LLP
901 New York Avenue, NW
Washington, DC 20001
(202) 408-4000

E. Joshua Rosenkranz
ORRICK, HERRINGTON & SUTCLIFFE LLP
51 West 52nd Street
New York, NY 10019-6142
(212) 506-5000

Counsel for Defendants-Appellants

3

2009-1374

UNITED STATES COURT OF APPEALS
FOR THE FEDERAL CIRCUIT

TIVO INC.,

Plaintiff-Appellee,

v.

ECHOSTAR CORPORATION, ECHOSTAR DBS CORPORATION,
ECHOSTAR TECHNOLOGIES CORPORATION, ECHOSPHERE LIMITED LIABILITY
COMPANY, ECHOSTAR SATELLITE LLC, and DISH NETWORK CORPORATION,

Defendants-Appellants.

DECLARATION OF AUTHORITY

In accordance with Federal Circuit Rule 47.3(d) and pursuant to 28 U.S.C. § 1746, I, Don O. Burley, hereby declare under penalty of perjury that Seth P. Waxman has authorized me to sign the foregoing Joint Motion to Dismiss Appeal on his behalf.

May , 2011	Respectfully submitted,

Don O. Burley
FINNEGAN, HENDERSON, FARABOW,
GARRETT & DUNNER, LLP
901 New York Avenue, NW
Washington, DC 20001

Attorney for Defendants-Appellants

CERTIFICATE OF INTEREST

Counsel for Plaintiff-Appellee TiVo Inc. certifies the following:

1.                                      The full name of every party or amicus represented by us is:

TiVo Inc.

2.                                      The name of the real party in interest (if they party named in the caption is not the real party in interest) represented by us is:

Not applicable

3.                                      All parent corporations and any publicly held companies that own 10 percent or more of the stock of the party or amicus curiae represented by us are:

BlackRock Inc. directly or indirectly owns 10% or more of TiVo’s stock.

4.                                      There is no such corporation as listed in paragraph 3.

5.                                      The names of all law firms and the partners or associates who appeared for the party or amicus now represented by us in the trial court or agency or are expected to appear in this Court are:

Irell & Manella LLP (Morgan Chu, Christine Byrd,* Perry Goldberg, Ben Yorks, Andrei Iancu, Laura Brill,* Alexander Giza,* Adam Hoffman,* Brian Jones,* Richard Lyon,* Michelle Armond,* Brian Krechman*)

McKool Smith LLP (Sam Baxter, Garret Chambers)

Patton Tidwell & Schroeder, LLP (Nicholas Patton, Trey Schroeder)

Crowell & Moring (R. Scott Feldmann, Randall Erickson, Steven Rice, Van Nguyen)

Wilmer Cutler Pickering Hale and Dorr LLP (Seth Waxman, Edward C. DuMont, Daniel S. Volchok, Thomas Saunders)

Dated: May , 2011
Daniel S. Volchok
Counsel for Plaintiff-Appellee.

* No longer with the firm.

2009-1374

UNITED STATES COURT OF APPEALS
FOR THE FEDERAL CIRCUIT

TIVO INC.,

Plaintiff-Appellee,

v.

ECHOSTAR CORPORATION, ECHOSTAR DBS CORPORATION,
ECHOSTAR TECHNOLOGIES CORPORATION, ECHOSPHERE LIMITED LIABILITY
COMPANY, ECHOSTAR SATELLITE LLC, and DISH NETWORK CORPORATION,

Defendants-Appellants.

DECLARATION OF AUTHORITY

In accordance with Federal Circuit Rule 47.3(d) and pursuant to 28 U.S.C. § 1746, I, Don O. Burley, hereby declare under penalty of perjury that Daniel S. Volchok has authorized me to sign the foregoing Certificate of Interest on his behalf.

May , 2011	Respectfully submitted,

Don O. Burley
FINNEGAN, HENDERSON, FARABOW,
GARRETT & DUNNER, LLP
901 New York Avenue, NW
Washington, DC 20001

Attorney for Defendants-Appellants

CERTIFICATE OF INTEREST

Counsel for Defendants-Appellants certify the following:

1.              The full name of every party or amicus represented by us is:

EchoStar Corporation
EchoStar DBS Corporation
EchoStar Technologies Corporation
Echosphere Limited Liability Company
EchoStar Satellite LLC, and
DISH Network Corporation

2.              The foregoing parties are the real parties in interest.

3.              The following are parent corporations and publicly held companies that own 10% or more of the stock of any party represented by us:

EchoStar Communications Corporation k/n/a DISH Network Corporation, a publicly traded company is the parent corporation that holds, indirectly and through a series of wholly owned entities, 100% of the stock of Defendants-Appellants EchoStar DBS Corporation k/n/a DISH DBS Corporation, Echosphere LLC, and EchoStar Satellite LLC k/n/a DISH Network LLC.

EchoStar Corporation, a publicly traded company is the parent corporation that holds, indirectly and through a series of wholly owned entities, 100% of the stock of Defendant-Appellant EchoStar Technologies Corporation k/n/a EchoStar Technologies LLC.

4.              The names of all law firms and the partners or associates that appeared for the parties now represented by us in the District Court or are expected to appear in this Court are:

Harold J. McElhinny, Rachel Krevans, Karl J. Kramer, Charles S. Barquist, Emily A. Evans, Alison M. Tucher, Marc J. Pernick, Seth M. Galanter, Robert M. Harkins, Jason A. Crotty, Paul A. Friedman, Scott F. Llewellyn, Peter P. Meringolo, Ann Aronovitz Citrin, Kristina Paszek, Jay Hoon Lee, Nancy S. Halpin

MORRISON & FOERSTER

Damon Young, John Pickett

YOUNG, PICKETT & LEE

Donald R. Dunner, Don O. Burley, Erik R. Puknys, Andrew J. Vance, Tina E. Hulse

FINNEGAN, HENDERSON, FARABOW,   GARRETT & DUNNER, LLP

E. Joshua Rosenkranz, Joseph Evall, Alex V. Chachkes

ORRICK, HERRINGTON & SUTCLIFFE LLP

Dated: May , 2011

Don O. Burley
FINNEGAN, HENDERSON, FARABOW,
GARRETT & DUNNER, LLP
901 New York Avenue, NW
Washington, DC 20001
(202) 408-4000

Attorney for Defendants-Appellants

EXHIBIT B —PROPOSED ORDER TO DISMISS APPEAL No. 2009-1374

No. 2009-1374

IN THE UNITED STATES COURT OF APPEALS
FOR THE FEDERAL CIRCUIT

TIVO INC.,

Plaintiff-Appellee,

v.

ECHOSTAR CORPORATION, ECHOSTAR DBS CORPORATION,
ECHOSTAR TECHNOLOGIES CORPORATION, ECHOSPHERE LIMITED LIABILITY COMPANY, ECHOSTAR SATELLITE LLC, and DISH NETWORK CORPORATION,

Defendants-Appellants.

Appeal from the United States District Court
for the Eastern District of Texas in case no. 2:04-CV-01,
Judge David Folsom.

ORDER DISMISSING APPEAL

UPON CONSIDERATION of the parties’ Joint Motion to Dismiss Appeal, it is ORDERED that:

The motion is GRANTED, and the appeal of Defendants-Appellants EchoStar Corporation, et al. is hereby DISMISSED.  Each party shall bear its own costs.

FOR THE COURT:

Date:

CERTIFICATE OF SERVICE

I hereby certify that on this 29th day of April 2011, two copies of the foregoing Joint Motion to Dismiss Appeal, the Certificate of Interest for TiVo Inc., and the Certificate of Interest for EchoStar Corporation, et al. were served by Federal Express (with courtesy copies sent by e-mail) on the following counsel:

Seth P. Waxman
WILMERHALE
1875 Pennsylvania Avenue, NW
Washington, DC 20006
seth.waxman@wilmerhale.com

EXHIBIT C — JOINT MOTION TO DISMISS 2:04-cv-00001-DF-CMC

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF TEXAS

MARSHALL DIVISION

TiVo Inc., a Delaware corporation,	Case No. 2:04-cv-00001-DF-CMC
(Judge Folsom)
Plaintiff,
JOINT MOTION TO DISMISS WITH PREJUDICE, SATISFY JUDGMENTS AND ORDERS AWARDING MONEY, DISSOLVE INJUNCTIONS, AND RELEASE AND RETURN SUPERSEDEAS BOND
v.

1. DISH Network Corporation, a Nevada corporation; 2. EchoStar DBS Corporation, a Colorado corporation; 3. EchoStar Technologies Corporation., a Texas corporation; 4. Echosphere L.L.C., a Colorado limited liability company; 5. EchoStar Satellite L.L.C., a Colorado limited liability company; and 6. EchoStar Corporation, a Nevada corporation.

Defendants.

Plaintiff TiVo Inc. (“Plaintiff”) and Defendants DISH Network Corporation, EchoStar DBS Corporation, EchoStar Technologies Corporation, Echosphere L.L.C., EchoStar Satellite L.L.C., and EchoStar Corporation (collectively, “Defendants”) hereby stipulate and jointly move to dismiss the above-captioned case with prejudice, to dissolve injunctions, and to release and return the supersedeas bond.  Plaintiff and Defendants (collectively, the “Parties”) executed a confidential settlement agreement on April 29, 2011 (the “Agreement”) resolving all claims asserted or assertable by the Parties based on the patent at issue in this case.

Pursuant to the Agreement, the Parties stipulate and agree that all claims and causes of action asserted or assertable by Plaintiff against Defendants based on the patent at issue in this case, and all claims and causes of action asserted or assertable by Defendants against Plaintiff based on the patent at issue in this case, are dismissed with prejudice pursuant to Federal Rule of

Civil Procedure 41(a), with Plaintiff and Defendants to bear their own costs and attorneys’ fees in this case.

Pursuant to the Agreement, the Parties further stipulate that the consideration under the settlement agreement shall satisfy any and all monetary obligations of the Parties arising from this action, including without limitation any monetary obligations arising under or imposed by: (a) any judgment or injunction entered herein, including the Final Judgment and Permanent Injunction entered herein on August 17, 2006 [Dkt. 776]; the Amended Final Judgment and Permanent Injunction entered herein on September 8, 2006 [Dkt. 806]; and the Amended Final Judgment and Permanent Injunction entered herein on June 2, 2009 [Dkt. 932]; and (b) any order awarding the recovery of money from Defendants, whether in the form of sanctions, damages, fees, and/or interest, including the Court’s Order re Supplemental Damages and Prejudgment Interest for the Period of August 1, 2006 to September 8, 2006 [Dkt. 819]; Order of June 2, 2009 [Dkt. 931]; Order of September 4, 2009 [Dkt. 987]; Order of September 4, 2009 [Dkt. 988]; and Order of February 8, 2010 [Dkt. 1015].

Pursuant to the Agreement, the Parties further stipulate and agree to dissolve all injunctions entered herein, including the Permanent Injunctions entered herein on August 17, 2006 [Dkt. 776], September 8, 2006 [Dkt. 806], and June 2, 2009 [Dkt. 932].

Pursuant to the Agreement, the Parties further stipulate and agree to release and return the supersedeas bond approved on June 29, 2009 [Dkt. 951].

A proposed order is submitted herewith.

Dated: May , 2011	By:
Rachel Krevans (Pro Hac Vice)
MORRISON & FOERSTER LLP
425 Market Street
San Francisco, California 94105-2482
Telephone: (415) 268-7000
Facsimile: (415) 268-7522

Damon Young
YOUNG PICKETT & LEE
Post Office Box 1897
4122 Texas Boulevard

Texarkana, Texas 75504
Telephone: (903) 794-1303
Facsimile: (903) 792-5928

Otis Carroll
IRELAND, CARROLL & KELLEY
6101 South Broadway, Suite 500
Tyler, Texas 75703
Telephone: (903) 561-1600
Facsimile: (903) 581-1071

Attorneys for Defendants

By:
Morgan Chu (Pro Hac Vice)
Andrei Iancu (Pro Hac Vice)
Perry Goldberg (Pro Hac Vice)
IRELL & MANELLA LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067-4276
Telephone: (310) 277-1010
Facsimile: (310) 203-7199

Samuel E. Baxter
MCKOOL SMITH, P.C.
Post Office Box O
104 East Houston Street, Suite 300
Marshall, Texas 75670
Telephone: (903) 927-2111
Facsimile: (903) 927-2622
sbaxter@mckoolsmith.com

PATTON, TIDWELL & SCHROEDER, L.L.P.
Nicholas H. Patton
4605 Texas Blvd.
P.O. Box 5398
Texarkana, Texas 75505-5398
Telephone: (903) 792-7080
Facsimile: (903) 792-8233

Attorneys for Plaintiff

EXHIBIT D — PROPOSED ORDER TO DISMISS 2:04-cv-00001-DF-CMC

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF TEXAS

MARSHALL DIVISION

TiVo Inc., a Delaware corporation,	Case No. 2:04-cv-00001-DF-CMC
(Judge Folsom)
Plaintiff,
[PROPOSED] ORDER DISMISSING WITH PREJUDICE, SATISFYING JUDGMENTS AND ORDERS AWARDING MONEY, DISSOLVING PERMANENT INJUNCTIONS, AND RELEASING AND RETURNING SUPERSEDEAS BOND
v.

1. DISH Network Corporation, a Nevada corporation; 2. EchoStar DBS Corporation, a Colorado corporation; 3. EchoStar Technologies Corporation., a Texas corporation; 4. Echosphere L.L.C., a Colorado limited liability company; 5. EchoStar Satellite L.L.C., a Colorado limited liability company; and 6. EchoStar Corporation, a Nevada corporation

Defendants.

Before the Court is the parties’ Joint Motion to Dismiss with Prejudice, Satisfying Judgments and Orders Awarding Money, Dissolve Injunctions, and Release and Return Supersedeas Bond pursuant to their settlement agreement dated April 29, 2011.  Having considered the motion and the record herein, the Court hereby orders:

1.              All claims and counterclaims brought by Plaintiff and Defendants in this matter are hereby DISMISSED WITH PREJUDICE.

2.              By virtue of the consideration for the settlement agreement, the Parties have satisfied any and all monetary obligations arising from this action, including without limitation any monetary obligations arising under or imposed by:  (a) any judgment or injunction entered herein, including the Final Judgment and Permanent Injunction entered herein on August 17, 2006 [Dkt. 776]; the Amended Final Judgment and Permanent Injunction entered herein on September 8, 2006 [Dkt. 806]; and the Amended Final Judgment and

Permanent Injunction entered herein on June 2, 2009 [Dkt. 932]; and (b) any order awarding the recovery of money from Defendants, whether in the form of sanctions, damages, fees, and/or interest, including the Court’s Order re Supplemental Damages and Prejudgment Interest for the Period of August 1, 2006 to September 8, 2006 [Dkt. 819]; Order of June 2, 2009 [Dkt. 931]; Order of September 4, 2009 [Dkt. 987]; Order of September 4, 2009 [Dkt. 988]; and Order of February 8, 2010 [Dkt. 1015].

3.              The Court DISSOLVES all injunctions entered herein, including the Permanent Injunctions entered herein on August 17, 2006 [Dkt. 776], September 8, 2006 [Dkt. 806], and June 2, 2009 [Dkt. 932].

4.              The Court RELEASES and RETURNS Appeal Bond No. 08956031, approved on June 29, 2009 [Dkt. 951].

5.              Each party shall bear its own costs and attorneys’ fees.

EXHIBIT E — JOINT MOTION TO DISMISS 5-05cv00081 DF

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF TEXAS

TEXARKANA DIVISION

EchoStar Technologies Corporation, a Texas corporation,	No.	5-05cv00081 DF
(Judge Folsom)

Plaintiff,	JOINT MOTION TO DISMISS WITH PREJUDICE

v.

TiVo Inc., a Delaware corporation, and Humax USA, Inc., a Delaware corporation,

Defendants.

Plaintiff EchoStar Technologies Corporation (“EchoStar”) and Defendants TiVo Inc. (“TiVo”) and Humax USA, Inc. (“Humax”) hereby stipulate and jointly move to dismiss the above-captioned case.

EchoStar and TiVo executed a confidential settlement agreement on April 29, 2011 resolving this action.  Pursuant to Rule 41(a) of the Federal Rules of Civil Procedure and the agreement between TiVo and EchoStar, EchoStar, TiVo, and Humax hereby stipulate to the dismissal of all claims and counterclaims asserted or assertable under the patents in suit in this case with prejudice, with the parties to bear their own costs and attorneys’ fees in this case.  A proposed order is submitted herewith.

Dated: May , 2011	By:
Rachel Krevans (Pro Hac Vice)
MORRISON & FOERSTER LLP
425 Market Street
San Francisco, California 94105-2482
Telephone: (415) 268-7000
Facsimile: (415) 268-7522

Damon Young
YOUNG PICKETT & LEE
Post Office Box 1897
4122 Texas Boulevard
Texarkana, Texas 75504
Telephone: (903) 794-1303
Facsimile: (903) 792-5928

Attorneys for EchoStar

By:
Morgan Chu (Pro Hac Vice)
Richard M. Birnholz (Pro Hac Vice)
IRELL & MANELLA LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067-4276
Telephone: (310) 277-1010
Facsimile: (310) 203-7199

Samuel E. Baxter
MCKOOL SMITH, P.C.
Post Office Box O
104 East Houston Street, Suite 300
Marshall, Texas 75670
Telephone: (903) 927-2111
Facsimile: (903) 927-2622
sbaxter@mckoolsmith.com

Attorneys for TiVo and Humax

EXHIBIT F — PROPOSED ORDER TO DISMISS 5-05cv00081 DF

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF TEXAS

TEXARKANA DIVISION

EchoStar Technologies Corporation, a Texas corporation,	No.	5-05cv00081 DF
(Judge Folsom)

Plaintiff,	[PROPOSED] ORDER OF DISMISSAL WITH PREJUDICE

v.

TiVo Inc., a Delaware corporation, and Humax USA, Inc., a Delaware corporation,

Defendants.

Before the Court is the parties’ Joint Motion to Dismiss with Prejudice pursuant to Rule 41(a) of the Federal Rules of Civil Procedure and the settlement agreement between EchoStar and TiVo dated April 29, 2011.  Having considered the motion and the files and records herein, the Court hereby orders:

1.             All claims and counterclaims brought by Plaintiff and Defendants in this matter are hereby DISMISSED WITH PREJUDICE.

2.             Each party shall bear its own costs and attorneys’ fees.

EXHIBIT G — JOINT MOTION TO DISMISS 2-09-cv-0171-DF

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF TEXAS

MARSHALL DIVISION

1. DISH Network Corporation (f/k/a EchoStar Communications Corporation); 2. EchoStar DBS Corporation; 3. EchoStar Technologies LLC (f/k/a EchoStar Technologies Corporation); 4. Echosphere LLC; 5. DISH Network LLC (f/k/a EchoStar Satellite LLC),

		No.	2-09-cv-0171-DF
(Judge Folsom)

JOINT MOTION TO DISMISS WITH PREJUDICE

Plaintiffs,

v.

TiVo Inc.,

Defendant.

Plaintiffs DISH Network Corporation (f/k/a EchoStar Communications Corporation), EchoStar DBS Corporation, EchoStar Technologies LLC, Echosphere LLC, and DISH Network LLC (f/k/a EchoStar Satellite LLC) (collectively, “Plaintiffs”) and Defendant TiVo Inc. (“Defendant”) hereby stipulate and jointly move to dismiss the above-captioned case.

Plaintiffs and Defendant executed a confidential settlement agreement on April 29, 2011 resolving this action.  Pursuant to Rule 41(a) of the Federal Rules of Civil Procedure and the agreement between Plaintiffs and Defendant, Plaintiffs and Defendant hereby stipulate to the dismissal of all claims asserted or assertable under the patent in suit in this case with prejudice, with the parties to bear their own costs and attorneys’ fees in this case.  A proposed order is submitted herewith.

Dated: May , 2011	By:
Rachel Krevans (Pro Hac Vice)
MORRISON & FOERSTER LLP
425 Market Street
San Francisco, California 94105-2482
Telephone: (415) 268-7000
Facsimile: (415) 268-7522

Attorneys for Plaintiffs

By:
Morgan Chu (Pro Hac Vice)
Andrei Iancu (Pro Hac Vice)
Perry Goldberg (Pro Hac Vice)
IRELL & MANELLA LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067-4276
Telephone: (310) 277-1010
Facsimile: (310) 203-7199

Attorneys for Defendant

EXHIBIT H — PROPOSED ORDER TO DISMISS 2-09-cv-0171-DF

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF TEXAS

MARSHALL DIVISION

1. DISH Network Corporation (f/k/a EchoStar Communications Corporation); 2. EchoStar DBS Corporation; 3. EchoStar Technologies LLC (f/k/a EchoStar Technologies Corporation); 4. Echosphere LLC; 5. DISH Network LLC (f/k/a EchoStar Satellite LLC),

		No.	2-09-cv-0171-DF
(Judge Folsom)

[PROPOSED] ORDER OF DISMISSAL WITH PREJUDICE

Plaintiffs,

v.

TiVo Inc.,

Defendant.

Before the Court is the parties’ Joint Motion to Dismiss with Prejudice pursuant to their settlement agreement dated April 29, 2011.  Having considered the motion and the files and records herein, the Court hereby orders:

1.             All claims brought by Plaintiffs and Defendant in this matter are hereby DISMISSED WITH PREJUDICE.

2.             Each party shall bear its own costs and attorneys’ fees.

EXHIBIT I

[RESERVED]

EXHIBIT J

[RESERVED]

Exhibit K

JOINT PRESS RELEASE

TIVO, DISH NETWORK AND ECHOSTAR ANNOUNCE HALF-BILLION DOLLAR SETTLEMENT OF PATENT LITIGATION

ALVISO, Calif., and ENGLEWOOD, Colo. — May 2, 2011 — TiVo Inc. (NASDAQ: TIVO), DISH Network Corporation (NASDAQ: DISH), and EchoStar Corporation (NASDAQ: SATS) announced today that they have settled all of their ongoing patent litigation.

Under the terms of the settlement, DISH Network and EchoStar agreed to pay TiVo $500 million, including an initial payment of $300 million with the remaining $200 million distributed in six equal annual installments between 2012 and 2017.  TiVo, DISH Network and EchoStar agreed to dismiss all pending litigation between the companies with prejudice and to dissolve all injunctions against DISH Network and EchoStar.

The parties also granted certain patent licenses to each other.  TiVo granted DISH Network a license under its Time Warp patent (US Pat. No. 6,233,389) and certain related patents, for the remaining life of those patents.  TiVo also granted EchoStar a license under the ‘389 patent and certain related patents, for the remaining life of those patents, to design and make certain DVR-enabled products solely for DISH Network and two international customers.  EchoStar granted TiVo a license under certain DVR-related patents for TiVo-branded, co-branded and ingredient-branded products.

“We have tremendous respect for TiVo’s management, and have always said that regardless of the outcome of the case, there were many ways that we could work together with TiVo,” said Charlie Ergen, Chairman and CEO of DISH Network. “The results of TiVo’s formidable intellectual property enforcement program speak for themselves, and consequently, we are pleased to put this litigation behind us and move forward.  Additionally, we believe that our agreement with TiVo provides us a competitive advantage as one of the few multichannel operators with rights to operate under TiVo’s Time Warp patent, which ultimately will allow us to enhance the performance of our award-winning DVRs.  We look forward to continuing to offer DISH Network customers the most choices in video service.”

“We are extremely pleased to reach an agreement with DISH Network and EchoStar which recognizes the value of our intellectual property,” said Tom Rogers, president and CEO of TiVo. “The compensation from this settlement, including the resulting reduction in legal expenditures, puts TiVo in an enviable financial and strategic position. This settlement, which brings the total compensation paid by DISH Network for use of TiVo’s ‘389 patent family to over $600 million, demonstrates the significant return afforded to our shareholders by diligent enforcement of TiVo’s intellectual property rights.  Those efforts will aggressively continue with other parties.”

In addition, TiVo will play a role in helping DISH Network promote the Blockbuster digital video service.  Said Ergen, “We are excited to work with TiVo to help develop our Blockbuster video service.  Resolving the patent infringement case allows us to further engage with TiVo on a variety of exciting strategic initiatives, like Blockbuster, where we are uniquely positioned to collaborate.”

About TiVo Inc.

Founded in 1997, TiVo Inc. (NASDAQ: TIVO) developed the first commercially available digital video recorder (DVR). TiVo offers the TiVo service and TiVo DVRs directly to consumers online at www.tivo.com and through third-party retailers. TiVo also distributes its technology and services through solutions tailored for cable, satellite, and broadcasting companies. Since its founding, TiVo has evolved into the ultimate single solution media center by combining its patented DVR technologies and universal cable box capabilities with the ability to aggregate, search, and deliver millions of pieces of broadband, cable, and broadcast content directly to the television. An economical, one-stop-shop for in-home entertainment, TiVo’s intuitive functionality and ease of use puts viewers in control by enabling them to effortlessly navigate the best digital entertainment content available through one box, with one remote, and one user interface, delivering the most dynamic user experience on the market today. TiVo also continues to weave itself into the fabric of the media industry by providing interactive advertising solutions and audience research and measurement ratings services to the television industry. www.tivo.com

TiVo and the TiVo Logo are trademarks or registered trademarks of TiVo Inc. or its subsidiaries worldwide. © 2011 TiVo Inc. All rights reserved. All other trademarks are the property of their respective owners.

About DISH Network

DISH Network Corporation (NASDAQ: DISH), through its subsidiary DISH Network L.L.C., provides more than 14.1 million satellite TV customers, as of Dec. 31, 2010, with the highest quality programming and technology with the most choices at the best value, including HD Free for Life. Subscribers enjoy industry-leading customer satisfaction, the largest high definition line-up with more than 200 national HD channels, the most international channels, and award-winning HD and DVR technology. DISH Network Corporation is a Fortune 200 company. Visit www.dish.com.

About EchoStar Corporation

EchoStar Corporation (Nasdaq: SATS), provides equipment sales, digital broadcast operations, and satellite services that enhance today’s digital TV lifestyle, including products from Sling Media, Inc., a wholly owned subsidiary. Headquartered in Englewood, Colo., EchoStar has more than 25 years of experience designing, developing and distributing award-winning television set-top boxes and related products for pay television providers and is creating hardware and service solutions for cable, Telco, IPTV and satellite TV companies. EchoStar includes a network of 10 digital broadcast centers and leased fiber optic capacity. EchoStar also delivers satellite services through 10 satellites and related FCC licenses. For more information, please visit www.EchoStar.com.

TiVo contacts:

Media: Erik Milster, (212) 446-1866, emilster@sloanepr.com

Investors: Derrick Nueman, (408) 519-9677, dnueman@tivo.com

DISH Network and EchoStar contacts:

Media: Marc Lumpkin, (303) 723-2010, marc.lumpkin@dishnetwork.com

Investors: Jason Kiser, (303) 723-221,  Jason.kiser@dishnetwork.com

Exhibit L

WIRE TRANSFER INSTRUCTIONS

All payments shall be made in U.S. dollars by means of a wire transfer to the following account or in accordance with such other wire transfer instructions provided by notice from TiVo for the Installment Payments:

[*]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit M

INVOICES

All invoices that are required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission or by overnight courier service, charges prepaid, to the Party to be notified, addressed to such Party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address(es) or fax number(s) as such Party may have substituted by written notice to the other Party.  The sending of such notice with confirmation of successful transmission thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by overnight courier service) or, if the addressee refuses to accept the tender of such notice, then the tender of such notice for delivery shall constitute the giving thereof:

DISH Network Corporation

Attn:  Office of the General Counsel

9601 South Meridian Blvd.

Englewood, Colorado 80112

Fax: [*]

and

DISH Network Corporation

Attn:  Controller

9601 South Meridian Blvd.

Englewood, Colorado 80112

Fax: [*]

and

EchoStar Corporation

Attn:  Chief Financial Officer

100 Inverness Terrace East

Englewood, Colorado 80112

Fax: [*]

with a copy which shall not constitute notice to:

Rachel Krevans, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, California 94105

Fax: [*]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

TiVo may use the form of the invoice below or similar form of invoice as determined by TiVo. The EchoStar Parties may not dispute or withhold payment based on the form or content of invoices submitted by TiVo or any successor or assign.

[Remainder of page intentionally left blank.]

[Page Intentionally Left Blank]

Exhibit N

[Reserved.]

Exhibit O

DISTRICT COURT, COUNTY OF ARAPAHOE COLORADO 7325 South Potomac Street Centennial, Colorado 80302 Telephone: (303) 649-6355

Plaintiff:	TIVO INC., a Delaware Corporation

vs.

Defendants:	ECHOSTAR CORPORATION, a Nevada Corporation, and DISH NETWORK CORPORATION, a Nevada Corporation	COURT USE ONLY
Case Number: Division:

CONSENT COMPLAINT

Plaintiff TiVo Inc. (“TiVo”) and Defendants EchoStar Corporation (“EchoStar”) and DISH Network Corporation (“DISH”) (collectively the “Parties”), through their respective counsel, hereby file this Consent Complaint. In support the parties state as follows:

1.             Plaintiff TiVo Inc. (“TiVo”) is a Delaware corporation with its principal place of business at 2160 Gold Street, PO Box 2160, Alviso, CA 95002, and is duly authorized to do business in the state of Colorado.

2.             Defendant EchoStar Corporation (“EchoStar”) is a Nevada corporation with its principal place of business at 100 Inverness Terrace East, Englewood, Colorado 80112.

Defendant DISH Network Corporation (“DISH”) is a Nevada corporation with its principal place of business at 9601 South Meridian Boulevard, Englewood, Colorado 80112.

3.             The Parties have been involved in litigation concerning, among other things, the alleged infringement by DISH, EchoStar, and certain of their respective subsidiaries of United States Patent No. 6,233,389, and the alleged infringement by TiVo and Humax USA, Inc. of United States Patent Nos. 5,774,186, 6,529,685, 6,208,804, and 6,173,112, such claims being considered in TiVo Inc. v. EchoStar Comm. Corp., Case No. 2-04cv01 DF, United States District Court for the Eastern District of Texas, DISH Network Corp. v. TiVo Inc., Case No. 2-09cv0171 DF, United States District Court for the Eastern District of Texas, and EchoStar Tech. Corp. v. TiVo Inc., Case No. 5-05cv081 DF, United States District Court for the Eastern District of Texas, and in appeals therefrom (collectively, the “Pending Litigations”).

4.             On September 8, 2006, judgment was entered against EchoStar and DISH (collectively the “EchoStar Parties”) in the United States District Court for the Eastern District of Texas for willful infringement of the ‘389 patent, and TiVo was awarded damages and a permanent injunction against further infringement of this patent by EchoStar and DISH.  On June 2, 2009, EchoStar and DISH were found in contempt for violating the permanent injunction and on September 4, 2009, sanctions were awarded against EchoStar and DISH.  On April 20, 2011, the United States Court of Appeals for the Federal Circuit, sitting en banc, affirmed in part the award of sanctions against DISH and EchoStar, vacated in part, and remanded to the district court.  Pursuant to the Agreement, the parties agreed to move to dismiss the appeal.

5.             The Parties wishing to avoid the expense of further litigation, the Parties executed on April 29, 2011 a Confidential Settlement and Patent License Agreement (the “Agreement”), attached hereto as Exhibit A and incorporated herein by reference.  Under the terms of the Agreement, the Parties agreed to dismiss the Pending Litigations with prejudice, enter a [*] with respect to certain potential patent litigation, and grant certain releases and certain licenses with respect to certain patents.

6.             In the Agreement, the EchoStar Parties agreed to pay TiVo in the amount of Five Hundred Million Dollars ($500,000,000) (the “Fee”).  As set forth in Section 5.1 of the Agreement, the EchoStar Parties agreed that they would pay to TiVo an Initial Payment of three hundred million dollars and two cents ($300,000,000.02) within one business day after the Effective Date, followed by six annual payments of thirty three million, three hundred and thirty three thousand, three hundred and thirty three dollars and thirty three cents ($33,333,333.33) (each an “Installment Payment”), for a total sum of Installment Payments totaling two hundred million dollars ($200,000,000.00) (“Total Installment Payments”).

7.             In the event of a default under the Agreement by the EchoStar Parties for failure to pay any portion of any of the Installment Payments required by the Agreement within the cure period as provided for in Section 5.4 of the Agreement (a “Payment Default”), the EchoStar Parties agreed that EchoStar and DISH shall be jointly and severally liable for default and executed various [*] attached hereto as Exhibit P-1 and P-2 [*] of TiVo for all remaining unpaid Installment Payments due or that will become due.  TiVo hereby acknowledges that, although

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

there [*], it shall only be entitle to receive the amount owing once from DISH, EchoStar or a combination of the two Parties.  In the event of a Payment Default, then the EchoStar Parties further agreed that TiVo shall be entitled to file this Consent Complaint, Stipulated Motion for Entry of Judgment (Exhibit Q) and Stipulated Judgment (Exhibit R) in Arapahoe County, Colorado District Court, for the Total Installment Payments, less the sum of any installment payments paid to TiVo by the EchoStar Parties, plus a monthly service charge of one and one-half percent (1½%) per month of the unpaid balance or the maximum rate allowable by law, whichever is less, plus all reasonable out-of-pocket expenses incurred by TiVo, including fees and disbursements of counsel, in connection with collection and other enforcement proceeding resulting there from.

8.             By stipulating to this Complaint, EchoStar and DISH consent to jurisdiction in Arapahoe County, Colorado District Court and waive any and all objections to venue in this Court.

9.             By stipulating to this Complaint, EchoStar and DISH waive service of summons pursuant to Colo.R.Civ.P 4(h)(5) provided, however, that TiVo provides to DISH a notice of intent to file the Consent Complaint two days prior to filing such complaint with any Court.

10.          By filing this Consent Complaint, TiVo certifies that EchoStar and DISH have failed to make an Installment Payment in full when required under the terms and conditions of the Agreement, that TiVo has provided EchoStar and DISH with notice of breach under the Agreement, and that EchoStar and DISH have failed to cure such failure to pay within the time permitted and thus EchoStar and DISH are in default.

[Remainder of page intentionally left blank.]

WHEREFORE, the Parties pray for the forthwith entry of the Stipulated Judgment.

This document was e-filed to the Court through the LexisNexis CourtLink electronic filing procedures, under C.R.C.P. 121(c) § 1-26.  The original signed copy of this pleading is on file with Faegre & Benson LLP.

Dated:

/s/	/s/
Bradford E. Dempsey	Lila M. Bateman
FAEGRE & BENSON LLP	MORRISON & FOERSTER LLP
3200 Wells Fargo Center	5200 Republic Plaza
1700 Lincoln Street	370 Seventeenth Street
Denver, Colorado 80203-4532	Denver, CO 80202-5638
Telephone: (303) 607-3500	Telephone: (303) 592-1500
Facsimile: (303) 607-3600	Facsimile: (303) 592-1510

Attorney for TiVo	Attorney for DISH

/s/
Lila M. Bateman
MORRISON & FOERSTER LLP
5200 Republic Plaza
370 Seventeenth Street
Denver, CO 80202-5638
Telephone: (303) 592-1500
Facsimile: (303) 592-1510

Attorney for EchoStar

CONSENT COMPLAINT BY TIVO, DISH, AND ECHOSTAR

Exhibit P-1

[*]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

P2-1

Exhibit P-2

[*]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

P2-2

EXHIBIT Q

DISTRICT COURT, COUNTY OF ARAPAHOE COLORADO 7325 South Potomac Street Centennial, Colorado 80302 Telephone: (303) 649-6355

Plaintiff: vs. Defendants:	TIVO INC., a Delaware Corporation ECHOSTAR CORPORATION, a Nevada Corporation, and DISH NETWORK CORPORATION, a Nevada Corporation	COURT USE ONLY

Case Number:
Division:

STIPULATED MOTION FOR ENTRY OF JUDGMENT

Plaintiff TiVo Inc. (“TiVo”) and Defendants EchoStar Corporation (“EchoStar”) and DISH Network Corporation (“DISH”) (collectively the “Parties”), through their respective counsel, hereby file this Stipulated Motion for Entry of Judgment and request the entry of the attached Stipulated Judgment (Exhibit A). In support the parties state as follows:

1.             As set forth in the Consent Complaint, the Parties executed on April 29, 2011 a Confidential Settlement and Patent License Agreement (the “Agreement”), attached hereto as Exhibit B and incorporated herein by reference.  Under the terms of the Agreement, the Parties agreed to dismiss all of their Pending Litigations with prejudice, enter a [*] with respect to certain potential patent litigation, and grant certain releases and certain licenses with respect to certain patents.

2.             By filing this Stipulated Motion for Entry of Judgment, TiVo certifies that EchoStar and DISH have failed to make an installment in full when required under the terms and conditions of the Agreement, and that it has provided EchoStar and DISH with notice of breach under the Agreement and that EchoStar and DISH have failed to cure such failure to pay within the time permitted.

3.             Therefore, EchoStar and DISH consent and agree to the Stipulated Judgment attached hereto, subject to TiVo including in the attached Stipulated Judgment an amount reflecting not more than the total amount owed on the remaining deficiency as of the date of filing, after accounting for all Installment Payments received by TiVo from the EchoStar Parties pursuant to Section 5.1 and 5.4 of the Agreement.

[Remainder of Page Intentionally Left Blank.]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

WHEREFORE, TiVo, EchoStar and DISH request this Court to enter an Order directing the Clerk to enter the attached Stipulated Judgment.

This document was e-filed to the Court through the LexisNexis CourtLink electronic filing procedures, under C.R.C.P. 121(c) § 1-26.  The original signed copy of this document is on file with Faegre & Benson LLP.

Dated:

/s/	/s/
Bradford E. Dempsey	Lila M. Bateman
FAEGRE & BENSON LLP	MORRISON & FOERSTER LLP
3200 Wells Fargo Center	5200 Republic Plaza
1700 Lincoln Street	370 Seventeenth Street
Denver, Colorado 80203-4532	Denver, CO 80202-5638
Telephone: (303) 607-3500	Telephone: (303) 592-1500
Facsimile: (303) 607-3600	Facsimile: (303) 592-1510

Attorney for TiVo	Attorney for DISH

/s/
Lila M. Bateman
MORRISON & FOERSTER LLP
5200 Republic Plaza
370 Seventeenth Street
Denver, CO 80202-5638
Telephone: (303) 592-1500
Facsimile: (303) 592-1510

Attorney for EchoStar

STIPULATED MOTION FOR ENTRY OF JUDGMENT BY TIVO, DISH, AND ECHOSTAR

Exhibit R

[*]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit S-1

DISTRICT COURT, COUNTY OF ARAPAHOE COLORADO 7325 South Potomac Street Centennial, Colorado 80302 Telephone: (303) 649-6355

Plaintiff: vs. Defendants:	TIVO INC., a Delaware Corporation ECHOSTAR CORPORATION, a Nevada Corporation, and DISH NETWORK CORPORATION, a Nevada Corporation	COURT USE ONLY

Case Number:
Division:

STIPULATED MOTION TO LIMIT ACCESS TO COURT FILES PURSUANT TO C.R.C.P. 121 § 1-5

Plaintiff TiVo Inc. (“TiVo”) and Defendants EchoStar Corporation (“EchoStar”) and DISH Network Corporation (“DISH”) (collectively the “Parties”), through their respective counsel, hereby file this Stipulated Motion To Limit Access to Court Files Pursuant to C.R.C.P. 121 § 1-5. In support the Parties state as follows:

1.             As set forth in the Consent Complaint, the Parties executed on April 29, 2011 a Confidential Settlement and Patent License Agreement (the “Agreement”).  Under the terms of the Agreement, the Parties agreed to dismiss all of their Pending Litigations with prejudice, enter a [*] with respect to certain potential patent litigation, and grant certain releases and certain licenses with respect to certain patents.

2.             The terms of the Agreement are highly confidential to the Parties.  The public release of those terms may cause competitive harm to one or more of the Parties.  Certain of the

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

documents to be filed in this action, including the Consent Complaint [*] include a copy of the Agreement as an exhibit and/or disclose certain of its confidential terms.

3.                                       C.R.C.P. 121 § 1-5 provides that any party named in any civil action may file a motion with the Court to limit access to court files. C.R.C.P. 121 § 1-5(1).  An order limiting access is appropriate upon a finding that the harm to the privacy of a person in interest outweighs the public interest.  C.R.C.P. 121 § 1-5(2).

4.                                       The public disclosure of the trade secret, confidential and commercially sensitive information of TiVo, DISH and EchoStar will result in substantial competitive injury to the Parties.  This harm outweighs any interest that the general public may have in access to such information.  See, e.g., Anderson v. Home Ins. Co., 924 P.2d 1123, 1127 (Colo. Ct. App. 1996) (recognizing that the protection of trade secret information is a valid ground for entering an order under C.R.C.P. 121, § 1-5).  The parties operate in an extremely competitive and highly technical market.  Unprotected disclosure of the trade secret, confidential and commercially sensitive information threatens the Parties’ existences in the marketplace.  The Parties thus have a right to privacy and a significant interest in protecting the terms of their commercial relationship from becoming public.

WHEREFORE, TiVo, EchoStar and DISH request this Court to enter an Order permitting the parties to file the Consent Complaint, [*], Stipulated Motion for Entry of Judgment, and Stipulated Judgment and all exhibits to the same under seal pursuant to C.R.C.P. 121 § 1-5.

This document was e-filed to the Court through the LexisNexis CourtLink electronic filing procedures, under C.R.C.P. 121(c) § 1-26.  The original signed copy of this document is on file with Faegre & Benson LLP.

Dated:

/s/	/s/
Bradford E. Dempsey	Lila M. Bateman
FAEGRE & BENSON LLP	MORRISON & FOERSTER LLP
3200 Wells Fargo Center	5200 Republic Plaza
1700 Lincoln Street	370 Seventeenth Street
Denver, Colorado 80203-4532	Denver, CO 80202-5638
Telephone: (303) 607-3500	Telephone: (303) 592-1500
Facsimile: (303) 607-3600	Facsimile: (303) 592-1510

Attorney for TiVo	Attorney for DISH

/s/
Lila M. Bateman
MORRISON & FOERSTER LLP
5200 Republic Plaza
370 Seventeenth Street
Denver, CO 80202-5638
Telephone: (303) 592-1500
Facsimile: (303) 592-1510

Attorney for EchoStar

STIPULATED MOTION TO LIMIT ACCESS TO COURT FILES
PURSUANT TO C.R.C.P. 121 § 1-5 BY TIVO, DISH, AND ECHOSTAR

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit S-2

DISTRICT COURT, COUNTY OF ARAPAHOE
COLORADO
7325 South Potomac Street
Centennial, Colorado 80302
Telephone: (303) 649-6355

Plaintiff:	TIVO INC., a Delaware Corporation

vs.

Defendants:	ECHOSTAR CORPORATION,	COURT USE ONLY
a Nevada Corporation, and
DISH NETWORK CORPORATION,
a Nevada Corporation

Case Number:
Division:

[PROPOSED] ORDER LIMITING ACCESS TO
COURT FILES PURSUANT TO C.R.C.P. 121 § 1-5

The Court, having reviewed the parties’ Stipulated Motion to Limit Access to Court Files Pursuant to C.R.C.P. 121 § 1-5 (the “Motion”) and good cause having been shown, hereby GRANTS the Motion as follows:

The parties may file the Consent Complaint, [*] and all exhibits to the same under seal.

DATED:

BY THE COURT:

District Judge

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit T

EchoStar Patents

Patent No.	Application No.
US 5,721,815	US 08/488,329
US 5,721,878	US 08/473,315
US 5,751,883	US 08/866,377
US 6,208,804	US 09/035,624
US 6,529,685	US 09/771,036
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit U

TiVo Patents

Patent or Publication No.	Application No. or Public Notice No.
US 6,233,389	US 09/126,071
US 2001/0019658	US 09/827,029
US 7,558,472	US 09/935,426
US 7,668,435	US 12/125,002
US 2010/0142920	US 12/711,152
US 2009/0269024	US 12/498,335
US 2009/0269031	US 12/498,328
US 2007/0166001	US 11/726,054
US 2010/0226627	US 12/783,298
US 7,529,465	US 10/081,776
US 2007/0230921	US 11/725,909
US 2009/0208185	US 12/430,024
US 2005/0132418	US 11/051,347
US 2004/0013406	US 10/418,646
US 7,889,964 (except for claims 9, 10, 12, 23, 24, 26, 37, 38 and 40)	US 09/665,921
US 2005/0262539	US 11,182,876 (with potential exclusion of claims that are solely directed at In Band Tagging Advertising Technology)
US 2005/0278747	US 11/182,135 (with potential exclusion of claims that are solely directed at In Band Tagging Advertising Technology)
US 2010/0080529	US 12/572,023 (with potential exclusion of claims that are solely directed at In Band Tagging Advertising Technology)
[*]	[*]
[*]	[*]

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]	[*]
WO 2000/007368	PCT/US99/04894
IL 139834	IL 139834
HK 1039712	HK 1039712
JP 3615486	JP 2000-563067
CA 2333460	CA 2333460
ZL 99809202.9	CN 1169358
EP 1101356	EP 1999-909867
EP 1729515	EP 2006-0019602
ZL 200410056388.3	CN 1314265
HK 1071977	HK 1071977

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.